                               EARLE M. JORGENSEN

                          HOURLY EMPLOYEES PENSION PLAN









                                      2000

                                AMENDMENT IN TOTO








                            EARLE M. JORGENSEN COMPANY
                              A Delaware Corporation

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                                AMENDMENT IN TOTO

                                      2000

                               EARLE M. JORGENSEN

                          HOURLY EMPLOYEES PENSION PLAN

                                TABLE OF CONTENTS


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ARTICLE I TITLE AND DEFINITIONS..............................................1

1.1 - Title..................................................................1

1.2 - Definitions............................................................1

ARTICLE II PARTICIPATION....................................................20

2.1 - Eligibility Requirements..............................................20

2.2 - Breaks in Service.....................................................21

2.3 - Participation.........................................................22

2.4 - Designation of Beneficiary............................................22

ARTICLE III CONTRIBUTIONS...................................................24

3.1 - Payment...............................................................24

ARTICLE IV RETIREMENT BENEFITS..............................................25

4.1 - Normal Retirement Benefit.............................................25

4.2 - Early Retirement Benefit..............................................26

4.3 - Disability Retirement Benefit.........................................26

4.4 - Late Retirement Benefit...............................................27

4.5 - Qualified Joint and Survivor Annuity..................................28

4.6 - Vesting; Breaks in Service............................................31

4.7 - Pre-retirement Death Benefits and Special Pre-retirement Death
      Benefit for Disabled Participants.....................................33

4.8 - Optional Retirement Benefits..........................................35

4.9 - Reemployment After Normal, Early or Late Retirement...................37

4.10 - Reemployment After Disability Retirement.............................38

4.11 - Effect of Payments Under Workmen's Compensation and Similar
       Laws.................................................................39

4.12 - Effect of Change in Employment Status From Being an "Eligible
       Employee" As Defined in this Plan to Being a Clerical or
       Salaried Employee, and Vice Versa....................................39


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4.13 - Effect of Transfer from Coverage Under Union Plan....................40

4.14 - RESERVED.............................................................41

4.15 - Payment of Retirement Benefit........................................41

4.16 - Small Benefits.......................................................43

4.17 - Inability to Locate Participant......................................44

4.18 - Transfer of Voluntary Employee Contributions to the Earle M.
       Jorgensen Company Employee Capital Accumulation Plan.................44

4.19 - RESERVED.............................................................45

4.20 - RESERVED.............................................................45

4.21 - Direct Rollovers.....................................................45

4.22 - Special Lump Sum Option..............................................47

ARTICLE V LIMITATION ON BENEFITS AND PAYMENTS...............................49

5.1 - Section 415 Limitations...............................................49

5.2 - 133 1/3 Percent Rule..................................................49

5.3 - Restrictions on Immediate Distributions...............................49

ARTICLE VI THE COMMITTEE....................................................51

6.1 - Members...............................................................51

6.2 - Committee Action......................................................51

6.3 - Rights and Duties.....................................................52

6.4 - Delegation............................................................57

6.5 - Procedure for Establishing Funding Policy; Transmittal of
      Information...........................................................57

6.6 - Duty of Care..........................................................58

6.7 - Reports...............................................................58

6.8 - Compensation, Bonding, Expenses, Indemnity and Liability..............58

6.9 - Manner of Administering...............................................60

ARTICLE VII TRUST...........................................................61

7.1 - Trust Fund............................................................61

7.2 - Investments...........................................................61

ARTICLE VIII AMENDMENT AND TERMINATION......................................62

8.1 - Amendments............................................................62

8.2 - Discontinuance of Plan................................................63

8.3 - Termination of Plan...................................................63


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8.4 - Merger or Consolidation; Transfer of Plan Assets......................65

ARTICLE IX MISCELLANEOUS....................................................66

9.1 - Contributions Not Recoverable.........................................66

9.2 - Limitation on Participants' Rights....................................66

9.3 - Receipt or Release....................................................67

9.4 - Alienation............................................................67

9.5 - Persons Under Incapacity..............................................68

9.6 - Governing Law.........................................................69

9.7 - Headings, etc., Not Part of Agreement.................................69

9.8 - Instrument in Counterparts............................................69

9.9 - Reorganization of Company.............................................70

9.10 - Masculine Gender Includes Feminine Gender............................70

9.11 - Special Provisions Concerning Former Employees of
       Frasse-Bassett, Inc..................................................70

APPENDIX A VOLUNTARY EMPLOYEE CONTRIBUTIONS................................A-1

APPENDIX B 415 LIMITATION ON BENEFITS......................................B-1

B.1 - Definitions..........................................................B-1

B.2 - Basic Limitation.....................................................B-4

B.3 - Participation in Other Defined Benefit Plans.........................B-6

B.4 - Benefits Not in Excess of $10,000....................................B-6

B.5 - Less than 10 Years of Service or Participation.......................B-7

B.6 - Participation in Defined Contribution Plan...........................B-7

B.7 - Reduction of Benefits................................................B-8

B.8 - Special Rules for Participants in Defined Benefit Plans in
      Existence on July 1, 1982 and January 1, 1987........................B-8

APPENDIX C PARTICIPANTS IN THE C.A. ROBERTS CO. PENSION PLAN...............C-1

C.1 - Definitions..........................................................C-1

C.2 - Participation........................................................C-1

C.3 - Retirement Benefits..................................................C-1

C.4 - Optional Forms of Benefit............................................C-2

APPENDIX C PARTICIPANTS IN THE C.A. ROBERTS CO. PENSION PLAN...............C-4

APPENDIX D.................................................................D-1

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                             EARLE M. JORGENSEN
                          HOURLY EMPLOYEES PENSION PLAN

            This Pension Plan, originally adopted as of the 31st day of December, 1954 by EARLE M. JORGENSEN COMPANY, a Delaware corporation, evidences the terms of a Pension Plan for certain employees of the corporation and its affiliates, as amended in toto effective January 1, 2000, except as otherwise provided herein.

            It is also intended that this Plan constitute an accident and health plan so that amounts distributed on account of disability are excluded from income under Section 105(c) and (d) of the Internal Revenue Code.

                            W I T N E S S E T H:

                                    ARTICLE I
                              TITLE AND DEFINITIONS
1.1 - TITLE.

            This Pension Plan shall be known as Earle M. Jorgensen Hourly Employees Pension Plan.

1.2 - DEFINITIONS.

            Whenever the following terms are used in this Plan with the first letter capitalized, they shall have the meanings specified below.

            "Acquired Company" shall mean any of the following companies:

            Anchor Steel Inc.

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            Isaacson Iron Works

            Hill-Chase & Company, Inc. (now known and referred to hereinafter as "Jorgensen Steel Company")

            Wm. G. Wetherall, Inc.

            Crucible Steel Company of America

            Alloy Steels, Incorporated (a Michigan corporation) including service with the following predecessors of Alloy Steels, Incorporated, National Steel Company and National Steel Corporation:

            Alloy Grinding Corporation

            Sterling Alloys, Inc.

            Northwest Bolt of the Pacific, Ltd.

            Lacy Steel, Inc.

            Allan United Steel Corporation

            Bedford Grinding Corp.

            Archer Corporation

            "Actuarial Equivalent" shall mean a benefit of equivalent value computed using an 8% interest assumption and the 1983 Group Annuity Mortality Table for Males.

            However, for purposes of determining the present value of a lump sum distribution, the interest and mortality rates shall be as set forth below, based on the following definitions:

            "PBGC Rates" shall mean the interest rates, effective as of the date of determination, that would be used by the Pension Benefit Guaranty Corporation to value


                                       2
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a benefit upon termination of an insufficient trusteed single-employer plan, and the 1983 Group Annuity Mortality Table for Males.

            "GATT Rates" shall mean the annual rate of interest on 30-year Treasury securities and the 1983 Group Annuity Mortality Table, blended 50% for males and 50% for females, pursuant to the table set forth in Revenue Ruling 95-6.

            Effective prior to January 1, 2000, the present value of a lump sum distribution shall be determined using the PBGC Rates.

            Effective after January 1, 2000 but prior to the date of adoption of Amendment 2001-1 to the Plan (i.e., January 16, 2001), the present value of a lump sum distribution shall be determined using either the GATT Rates for the second month before the date of determination or the PBGC Rates, whichever produces the greater value.

            Effective on or after January 16, 2001 and before January 16, 2002, the present value of a lump sum distribution shall be determined using the GATT Rates for the second month before the date of determination or the GATT Rates for the second month before the first day of the Plan Year in which distribution occurs, whichever produces the greater value.

            Effective on or after January 16, 2002, the present value of a lump sum distribution shall be determined using the GATT Rates for the second month before the first day of the Plan Year in which distribution occurs.


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            "Annuity Starting Date" shall mean the first day of the first period for which an amount is payable as an annuity or any other form. The Annuity Starting Date for a disability benefit is the first day of the first period for which the benefit becomes payable, unless the disability benefit is an auxiliary benefit. If the disability benefit is an auxiliary benefit, it is disregarded in determining the Annuity Starting Date. A disability benefit is an auxiliary benefit if, upon attainment of Normal Retirement Age or Early Retirement Age, the Participant receives a retirement benefit that does not take into account the payment of the disability benefit.

            "Beneficiary" or "Beneficiaries" shall mean the person or persons, including a trustee, personal representative or other fiduciary, last designated in writing by a Participant in accordance with the provisions of Section 2.4 to receive the benefits specified hereunder in the event of the Participant's death. If there is no valid Beneficiary designation in effect that complies with the provisions of Section 2.4, or if there is no surviving designated Beneficiary, then the Participant's Surviving Spouse shall be the Beneficiary. If there is no Surviving Spouse to receive any benefits payable in accordance with the preceding sentence, then any benefits that would be payable to a Beneficiary shall be paid to the following classes of successive preference
Beneficiaries: the Participant's (i) surviving children, (ii) surviving parents,
(iii) surviving brothers and sisters, or (iv) the duly appointed and currently acting personal representative of the Participant's estate (which shall include either the Participant's probate estate or living trust), provided that, in any case where there is no such personal representative of the Participant's estate duly appointed and acting in that capacity within 90 days after the Participant's death (or such extended period as the Committee determines is reasonably necessary to allow such personal representative to be appointed, but not to exceed 180 days after the Participant's death), then Beneficiary or Beneficiaries shall mean the person or persons who can verify by affidavit or


                                       4
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court order to the satisfaction of the Committee that they are legally entitled to receive the benefits specified hereunder.

             "Benefit Service" shall be earned by a Participant in the following manner; provided that, former employees of Allan United Steel Corporation, Bedford Grinding Corporation and Archer Corporation shall, in no event, receive Benefit Service for service prior to 1977:

            (1) With respect to service prior to 1976, a Participant's Benefit Service shall include the number of full months of Continuous Service completed with the Company as an Eligible Employee or an Employee represented by a labor organization whose members are not included in the definition of Eligible Employee if such latter service is preceded or followed by service as an Eligible Employee.

            (2) With respect to service after 1975, a Participant shall accrue one month of Benefit Service for each 174 Hours of Service he completes with a Company for service as an Eligible Employee, up to a maximum of twelve months in any calendar year. Hours of Service for purposes of computing Benefit Service shall also include Hours of Service performed for the Company as a member of any of the labor organizations whose members are not included in the definition of Eligible Employee if such latter employment is preceded or followed by employment with the Company as an Eligible Employee.

            (3) Benefit Service with respect to employment by the Company after 1975 as an Eligible Employee or an Employee represented by a labor organization whose members are not included in the definition of Eligible Employee, provided


                                       5
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      such latter service is preceded or followed by service as an Eligible
      Employee, shall be measured by Continuous Service as described in paragraph (1) rather than Hours of Service as described in paragraph (2) if such service is performed on other than a temporary or casual basis and such alternative measurement results in a greater total number of months of Benefit Service being credited to an Employee.

            (4) If a Participant's employment with the Company in other than a clerical or salaried status directly follows employment with an Acquired Company, said Participant shall accrue Benefit Service for the number of full months of service (whether interrupted or not, except that with regard to service at Lacy Steel, Inc., any service which is followed by a break in service and subsequent reemployment by Lacy Steel, Inc. shall be disregarded) at the Acquired Company that would be treated as Continuous Service if engaged in at the Company.

            "Board of Directors" shall mean the Board of Directors of Earle M. Jorgensen Company.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            "Committee" shall mean the Committee appointed pursuant to the provisions of this Plan.


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            "Company" shall mean Earle M. Jorgensen Company, any predecessor corporation, or any successor corporation resulting from merger or consolidation, and, where the context so warrants, any Participating Subsidiary.

            "Continuous Service" means periods of employment by the Company or a Related Company, including the following periods that are subsequent to a date of employment:

            (a) Service in the Armed Forces of the United States or any of its allies during a period of declared national emergency or in time of war, or in the military service of the United States whether during time of war or otherwise, if there is a return to work after such service within the period specified by the laws of the United States for retention of reemployment rights, following the discharge or severance from such service.

            (b) Leaves of absence granted by the Company in writing, before or after the absence, for any purpose, including, but not limited to, sickness, accident, other casualty, lay-off, or for the convenience of the Company. The Company may, but is not required to, provide that failure to return to work at the completion of one of the authorized leaves of absence or any extension thereof shall, except in the event of death during such period, be treated as a termination of Continuous Service as of the date the absence began. In the case of death, Continuous Service will be treated as having terminated as of the date of death. The Company in granting leaves of absence shall treat alike all persons in similar circumstances.

Continuous Service shall be considered broken for purposes of this definition by a termination of employment by discharge, voluntary severance from employment, or any absence not specified above. However, a transfer from a corporation that is a Company or a Related Company


                                       7
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hereunder directly to another corporation that is a Company or a Related
Company hereunder shall not be deemed a break in Continuous Service.

            "Defined Benefit Plan" shall mean a plan described in Section 414(j) of the Code.

            "Defined Contribution Plan" shall mean a plan described in Section 414(i) of the Code.

            "Disability" shall mean the total and permanent incapacity, as determined by the Committee in its discretion, based upon competent medical advice, of a Participant to render substantial services to the Company by reason of mental or physical disability that was incurred while the Participant was employed by the Company. For the purposes of this Plan, a Participant shall be considered to have incurred a Disability only if he is under a "disability" within the meaning of Section 223(d)(1)(A) of the Social Security Act and the disability in question is permanent in nature.

            "Disability Retirement Benefit" shall mean the benefit provided under Section 4.3.

            "Disability Retirement Date" shall be the first day of any month prior to a Participant's Normal Retirement Date and after the Committee's determination that the Participant has incurred a Disability provided that, he has either completed 15 Years of Vesting Service, or has completed 10 Years of Vesting Service and had attained age 45 as of such date.

            "Early Retirement Benefit" shall mean the benefit provided under
Section 4.2.


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            "Early Retirement Date" shall mean, effective January 1, 1989, the first day of any calendar month coincident with or next following the date on which a Participant retires prior to his Normal Retirement Date if he then has reached age 55, has 5 Years of Vesting Service and has elected to receive an Early Retirement Benefit. For Participants retiring between January 1, 1976 and December 31, 1988, the age and service requirements for Early Retirement were age 55 and 10 Years of Vesting Service; for Participants retiring prior to January 1, 1976, the requirements were age 45 and 15 Years of Vesting Service. A Participant is ineligible for an Early Retirement Date if on such date he is employed by a Related Company.

            "Eligibility Computation Period" shall mean the 12-month period commencing with an Employee's first date of employment by the Company or a Related Company or any anniversaries thereof. However, an Employee who as of the end of any Eligibility Computation Period has not completed more than 500 Hours of Service throughout the Eligibility Computation Period shall, if said Employee recommences employment with the Company or Related Company subsequent to said date, measure future Eligibility Computation Periods from said date of reemployment rather than the Employee's original hire date; provided that, this shift in determining the date on which an Eligibility Computation Period begins shall only occur if the Employee has earned more than 500 Hours of Service in a prior Eligibility Computation Period. In addition, any reemployed individual who terminates employment again shall measure Eligibility Computation Periods from the date of subsequent reemployment if no Hours of Service are performed during an Eligibility Computation Period ending subsequent to the termination.

            "Eligible Employee" shall mean any Employee who is not a clerical or salaried Employee of the Company and is not a member of a group of employees covered by a collective

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bargaining agreement between the Company and any collective bargaining representative, unless the Employee is a member of a group of Employees to whom the Plan has been extended by a collective bargaining agreement between the Company and the collective bargaining representative for that group of Employees. Notwithstanding the foregoing, an Employee who is a member of a group of Employees covered by a collective bargaining agreement between the Company and any collective bargaining representative shall be excluded only if retirement benefits were made a subject of good faith bargaining between such collective bargaining representative and the Company. Notwithstanding the foregoing, effective April 1, 1983, Employees who are employed at the Company's Forge Seattle plant shall not be considered "Eligible Employees" under this Plan. Notwithstanding the foregoing, Employees of the Kilsby-Roberts Division and the Republic Division of the Company shall not be considered "Eligible Employees" under this Plan. Notwithstanding the foregoing, effective June 30, 1993, "Eligible Employee" shall mean only a member of a group of Employees to whom the Plan has been extended by a collective bargaining agreement between the Company and the collective bargaining representative for that group of Employees.

            For purposes of this definition of "Eligible Employee," and notwithstanding any other provisions of the Plan to the contrary, individuals who are not classified by the Company, in its discretion, as employees under
Section 3121(d) of the Code (including, but not limited to, individuals classified by the Company as independent contractors and non-employee consultants) and individuals who are classified by the Company, in its discretion, as employees of any entity other than the Company or a Participating Subsidiary, do not meet the definition of Eligible Employee and are ineligible for benefits under the Plan, even if the classification by the Company is determined to be erroneous, or is retroactively revised. In the event the

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classification of an individual who is excluded from the definition of Eligible
Employee under the preceding sentence is determined to be erroneous or is retroactively revised, the individual shall nonetheless continue to be excluded from the definition of "Eligible Employee" and shall be ineligible for benefits for all periods prior to the date the Company determines its classification of the individual is erroneous or should be revised. The foregoing sets forth a clarification of the intention of the Company regarding participation in the Plan for any Plan Year, including Plan Years prior to the amendment of this definition of "Eligible Employee."

            "Employee" shall mean every person employed by the Company, or a Related Company, including any leased employee described in Section 414(n) of the Code and any other individual required to be treated as employed by the Company or a Related Company under Section 414(o) of the Code.

            "Enrolled Actuary" shall mean an actuary enrolled under Subtitle C of Title III of ERISA.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "Fiduciary" shall mean all persons defined in Section 3(21) of ERISA associated in any manner with the control, management, operation and administration of the Plan or assets of the Plan, and such term shall be construed as including the term "Named Fiduciary" with respect to those Fiduciaries named in the Plan or who are identified as Fiduciaries pursuant to procedures specified in the Plan.

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            "Hour of Service" shall mean an hour (a) for which an Employee is paid, or entitled to payment, for performance of duties for the Company or a Related Company; (b) for which the Employee is paid or entitled to payment by the Company or a Related Company on account of a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence; or (c) for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or a Related Company.

            The following additional rules shall apply in calculating Hours of
Service: (a) no more than 501 Hours of Service are required to be credited to an Employee on account of any single period during which the Employee performs no duties; (b) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws;
(c) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee; (d) a payment shall be deemed to be made by or due from a Company or Related Company regardless of whether such payment is made by or due from the Company or a Related Company directly, or indirectly through, among others, a trust fund, or insurer, to which the Company or a Related Company contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or on behalf of a group of Employees in the aggregate; (e) no more than one Hour of Service shall be credited with respect to any hour of

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time; (f) an "Hour of Service" shall include any hour for which an Employee is entitled to payment by a "leasing organization" (as described in Section 414(n)(2) of the Code) for the performance of duties for the Company or a Related Company.

            The definition of "Hour of Service" set forth herein shall also be construed in accordance with, and shall include any additional periods of service, that may be required by regulations promulgated by the United States Department of Labor. The hour of service rules stated in the Department of Labor Regulations Section 2530.200b-2(b) and -2(c) are herein incorporated by reference.

            "Investment Manager" shall mean a Fiduciary designated by the Committee under this Plan to whom has been delegated the responsibility and authority to manage, acquire or dispose of Plan assets (a) who (1) is registered as an investment adviser under the Investment Advisers Act of 1940; (2) is a bank, as defined in that Act; or (3) is an insurance company qualified to perform investment advisory services under the laws of more than one state; and
(b) who has acknowledged in writing that he is a Fiduciary with respect to the management, acquisition, and control of Plan assets.

            "Late Retirement Benefit" shall mean the benefit provided under
Section 4.4.

            "Normal Retirement Age" shall mean a Participant's 65th birthday.

            "Normal Retirement Benefit" shall mean the benefit provided under
Section 4.1.

            "Normal Retirement Date" shall mean the first day of the month coinciding with or next following the Participant's attainment of his Normal Retirement Age. A Participant shall retire on his Normal Retirement Date; provided that, a Participant may, consistent with any

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provisions imposed by the Company, which conform to applicable state and federal law, elect to continue employment and retire subsequent to said Normal Retirement Date, in which event he shall remain a Participant in the Plan as long as he remains an Eligible Employee. A Participant who remains in the employ of the Company following his Normal Retirement Date shall retire on the first day of any month thereafter that he may elect, which date shall be the Participant's "Late Retirement Date."

            "One Year Break in Service Year" shall mean any Eligibility Computation Period during which an Employee completes 500 or fewer Hours of Service. For the purpose of calculating a "One Year Break in Service Year," the Employee's original employment date and anniversaries thereof shall be used in measuring Eligibility Computation Periods; provided that, an Employee's reemployment commencement date and anniversaries thereof shall be used if (1) such reemployment commencement date follows one or more One Year Break in Service Years and (2) the Employee earns 1,000 or more Hours of Service during the 12-month period beginning with the reemployment commencement date. Notwithstanding the foregoing and solely for purposes of this paragraph, if an Employee is credited with 500 or fewer Hours of Service during a 12-month period described above by reason of an absence that occurs on or after January 1, 1985 and the absence arises because of her pregnancy, the birth or adoption of the Employee's child (or child care for a period immediately following such birth or adoption), such Employee shall not incur a One Year Break in Service Year; rather, the Employee shall be credited for any such 12-month period with (a) the Hours of Service for which the Employee would have received credit (but for such absence), if determinable, or (b) eight Hours of Service per day during such absence. If a One Year Break in Service Year would not occur because of such an absence during the Eligibility Computation Period that includes the beginning of such

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absence, the Employee shall receive credit for the hours specified under (a) or
(b) above in the Eligibility Computation Period immediately following the Eligibility Computation Period in which such absence initially occurs, solely to prevent the occurrence of a One Year Break in Service Year in any such Eligibility Computation Period. Notwithstanding any other provision of this paragraph, any Employee shall not be credited with more than 501 Hours of Service by reason of such absence.

            "Participant" shall mean any Employee or former Employee who has been admitted to participation in the Plan pursuant to Article II and who is or may become eligible to receive a benefit from this Plan. A Participant does not include an Employee who terminates employment and either: (a) is not vested; or
(b) has been paid the full amount of his vested benefit.

            "Participating Subsidiary" shall mean any subsidiary that, with the approval of Earle M. Jorgensen Company, enters into an agreement with the Trustee pursuant to which such subsidiary agrees to become a party to the Plan and Trust. Such agreement may specify the beginning date for such participation and such other matters as may be desirable to establish the basis upon which such subsidiary adopts the Plan and Trust. For the purposes of this subparagraph the term `subsidiary' means any corporation more than 50% of the voting shares of which is owned by Earle M. Jorgensen Company, directly or indirectly.

            "Plan" means the Earle M. Jorgensen Hourly Employees Pension Plan as set forth herein and all subsequent amendments thereto.

            "Plan Year" means (1) for periods prior to December 31, 1974 the twelve (12) month period beginning on December 31 and ending on December 30 of the following year;

(2) the period after December 30, 1974 and before January 1, 1976; and (3) calendar years beginning on January 1, 1976 and thereafter. The Plan Year shall be the limitation year for purposes of Section 415 of the Code.

            "Pre-Retirement Death Benefit" shall mean the benefits provided under Section 4.7.

            "Qualified Joint and Survivor Annuity" shall mean an annuity for the life of the Participant with a survivor annuity for the life of the Spouse to whom the Participant is legally married at the time the Participant's annuity payments commence which is 50% of the annuity payable during the life of the Participant. The amount of such joint and survivor annuity is determined by multiplying the Participant's Benefit as determined under Section 4.1, 4.2 or 4.4, whichever is applicable, by the number (N) derived under the first formula set forth in Section 4.8(b).

            "Related Company" shall mean (i) each corporation which is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Code, determined without regard to Section 1563(a)(4) and (e)(3)(C) thereof) of which a Company is a component member, (ii) each entity (whether or not incorporated) which is under common control with a Company, as such common control is defined in Section 414(c) of the Code and Regulations issued thereunder, (iii), effective January 1, 1982, any organization which is a member of an affiliated service group (within the meaning of Section 414(m) of the Code) of which the Company or a Related Company is a member and (iv) any organization which is required by regulations issued under Section 414(o) of the Code to be treated as a Related Company. For purposes of Section 5.1 of this Plan the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in Section 1563(a)(1) of the Code. The term "Related Company" shall also include each predecessor employer to the extent required by Section 414(a) of the Code. Notwithstanding the foregoing, an organization shall not be considered a Related Company for any purpose under the Plan prior to the date it is considered affiliated under clauses (i) through (iv) above.

            "Section 203(a)(3)(B) Service" shall mean the employment of an Employee, subsequent to the time the payment of benefits commenced or would have commenced if the Employee had not remained in or returned to employment during a calendar month, if the Employee completes in such month 40 or more Hours of Service for an employer which maintains the Plan as of the time that the payment of benefits commenced or would have commenced if the Employee had not remained in or returned to employment. In the case of an Employee for whom records of Hours of Service are not maintained, an Employee who receives payment for any such Hours of Service performed on each of 8 or more days in such month shall also be treated as employed in Section 203(a)(3)(B) Service.

            "Spouse" shall mean the person legally married to the Participant.

            "Surviving Spouse" means a Spouse who survives the Participant.

            "Trust" shall mean the Trust Agreement executed by the Company with the Trustee for the purpose of funding the benefits provided under this Plan and all subsequent amendments thereto.

            "Trustee" shall mean Wells Fargo Bank or a successor acting as Trustee under the Trust.

            "Vesting Computation Period" shall mean any 12-month period commencing with an Eligible Employee's first date of employment by the Company or a Related Company or any anniversaries thereof. Notwithstanding the preceding sentence, if an Eligible Employee was employed by an Acquired Company immediately prior to employment by the Company or a Related Company, his Vesting Computation Period shall be measured with reference to his date of employment by such Acquired Company.

            "Year of Eligibility Service" means each Eligibility Computation Period during which the Employee is credited with at least 1,000 Hours of Service.

            "Year of Vesting Service" shall mean:

            (1) any Vesting Computation Period ending after 1975 during which a person completes 1,000 or more Hours of Service,

            (2) any Vesting Computation Period throughout which a person is engaged in Continuous Service with the Company or a Related Company, or

            (3) in the case of persons who immediately prior to employment with the Company were employed by an Acquired Company, any Vesting Computation Period throughout which the person was engaged in service with an Acquired Company which would be treated as Continuous Service if the Acquired Company had been the Company, including the Vesting Computation Period during which the person is employed by both the Acquired Company and the Company. For the purpose only of computing Years of Vesting Service under the Plan, employees on May 31, 1977 of Allan United Steel Corporation, Bedford Grinding Corp., or Archer Corporation shall be entitled to Years of Vesting Service as if said corporations were Acquired Companies.

Notwithstanding the above, in all events an Eligible Employee who terminates employment between January 1, 1976 and December 31, 1988 and who has completed 120 months of Continuous Service during the Vesting Computation Periods described in paragraphs (2) and (3) above shall be credited with 10 Years of Vesting Service. Furthermore, in all events an Eligible Employee who terminates employment after December 31, 1988 and who has completed 60 months of Continuous Service during the Vesting Computation Periods described in paragraphs (2) and
(3) above shall be credited with 5 Years of Vesting Service. An Eligible Employee shall not be credited with more than one Year of Vesting Service with respect to any Vesting Computation Period.

                                   ARTICLE II

                                  PARTICIPATION


2.1 - ELIGIBILITY REQUIREMENTS.

            (a) All Eligible Employees who on December 31, 1975 were participating in this Plan pursuant to the terms of this Plan as of December 31, 1975 shall continue to participate hereunder. Any person who becomes a regular full-time Eligible Employee subsequent to December 31, 1975 shall become a Participant in this Plan on the first day of employment as a regular full-time Eligible Employee.

            (b) An Eligible Employee of the Company who is not hired as a regular full-time Eligible Employee shall not be eligible to become a Participant on his first day of employment. Such Eligible Employee is only eligible to become a Participant at such time as (1) he becomes a regular full-time Eligible Employee or (2) he has completed one Year of Eligibility Service and is employed by the Company. In the latter case, such Eligible Employee shall become a Participant as of the first day of the first month following his completion of one Year of Eligibility Service during which he is employed by the Company as an Eligible Employee.

            (c) For the purposes of this Section a "regular full-time" Eligible Employee means an Eligible Employee who is hired on what is expected to be a regular basis to work at least 32 hours a week. An Eligible Employee's "first day of employment" is the first day on which he is credited with one Hour of Service.

            (d) Notwithstanding any other provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

2.2 - BREAKS IN SERVICE.

            (a) A Participant who terminates employment and is later reemployed as a regular full-time Eligible Employee shall resume participation immediately upon his reemployment.

            (b) A Participant who terminates employment and is later reemployed, but not as a regular full-time Eligible Employee, shall not be eligible to become a Participant until he fulfills the eligibility requirements described in
Section 2.1(b). For purposes of this paragraph, any Years of Eligibility Service shall be disregarded if the Eligible Employee has no nonforfeitable rights to benefits under this Plan at the end of such Eligibility Computation Periods and such Eligibility Computation Periods are followed by an equal or greater number of consecutive One Year Break in Service Years or, effective January 1, 1985, five consecutive One Year Break in Service Years, if greater, counting for this purpose all Years of Eligibility Service except those which may have been disregarded under a previous application of this sentence. If the preceding sentence would cause any Years of Eligibility Service to be disregarded as of December 31, 1984 if that sentence's reference to five consecutive One Year Break in Service Years were ignored, such Years of Eligibility Service shall continue to be disregarded.

2.3 - PARTICIPATION.

            An individual's status as a Participant shall continue during his employment with the Company or a Related Company subsequent to first becoming a Participant until the death of the Participant or an Eligibility Computation Period in which the Participant incurs a One Year Break in Service Year, in which latter case it shall terminate unless his employment is terminated because of retirement under this Plan or termination with a vested deferred benefit under this Plan. A Participant during the continuation of his employment may not voluntarily withdraw from participation or receive any distribution of his benefit under this Plan.

2.4 - DESIGNATION OF BENEFICIARY.

            Upon forms provided by the Committee, each Eligible Employee who becomes a Participant shall designate in writing the Beneficiary or Beneficiaries whom such Eligible Employee desires to receive any benefits payable under this Plan in the event of such Eligible Employee's death. A Participant may from time to time change his designated Beneficiary or Beneficiaries without the consent of such Beneficiary or Beneficiaries by filing a new designation in writing with the Committee. However, if a married Participant wishes to designate a person other than his Spouse as Beneficiary, such designation shall be consented to in writing by the Spouse, which consent shall acknowledge the effect of the designation and be witnessed by a Plan representative or a notary public. The Participant may change any election designating a Beneficiary or Beneficiaries without any requirement of further spousal consent if the Spouse's consent so provides. Notwithstanding the foregoing, spousal consent shall be unnecessary if it is established (to the satisfaction of a Plan representative) that there is no spouse or that the required consent cannot be obtained because the Spouse cannot be located, or because of other circumstances prescribed by Treasury Regulations. The Company, the Committee and the Trustee may rely upon his designation of Beneficiary or Beneficiaries last filed in accordance with the terms of this Plan.

            Upon the dissolution of marriage of a Participant, any designation of the Participant's former Spouse as a Beneficiary shall be treated as though the Participant's former Spouse had predeceased the Participant, unless (1) the Participant executes another Beneficiary designation pursuant to this Section
2.4 that clearly names such former Spouse as a Beneficiary, or (2) a court order presented to the Committee prior to distribution on behalf of the Participant explicitly requires the Participant to continue to maintain the former Spouse as the Beneficiary; provided, however, that this paragraph shall not apply if the former Spouse is Beneficiary by reason of having been named as a joint annuitant under a joint and survivor form of benefit (including a Qualified Joint and Survivor Annuity), and any annuity payments have been made to the Participant or the former Spouse prior to the Plan having been notified of the dissolution of marriage. In any case in which the Participant's former Spouse is treated under the Participant's Beneficiary designation as having predeceased the Participant, no heirs or other beneficiaries of the former Spouse shall receive benefits from the Plan as a Beneficiary of the Participant except as provided otherwise in the Participant's Beneficiary designation.

                                   ARTICLE III

                                  CONTRIBUTIONS


3.1 - PAYMENT.

            (a) The Company expects to pay the entire cost of the benefits provided by this Plan, subject to its right to suspend or discontinue contributions as provided in this Plan. Such contributions shall be paid from time to time directly to the Trustee. The Company and each Participating Subsidiary shall contribute at least such amounts as are deemed necessary by an Enrolled Actuary to fund the benefits provided by the Plan on an actuarially acceptable basis. The timing of all contributions shall be entirely discretionary with the Company except as otherwise required by the Code or ERISA.

            (b) Forfeitures under this Plan shall not increase benefits payable hereunder to Participants and Beneficiaries but shall reduce Company contributions otherwise payable.

            (c) No Participant shall be required to make contributions under this Plan.

                                   ARTICLE IV

                               RETIREMENT BENEFITS


4.1 - NORMAL RETIREMENT BENEFIT.

            In the case of a Participant who terminates employment with the Company and all Related Companies on or after the effective date for the Participant's bargaining unit set forth in Appendix D and retires from service with the Company or a Related Company on his Normal Retirement Date, except as hereinafter otherwise provided, the amount of the monthly Normal Retirement Benefit payable for his life, commencing on his Normal Retirement Date and ending with the benefit for the month during which his death occurs, shall be an amount equal to the greater of (1) or (2) below:


            (1) The Benefit Rate set forth in Appendix D for the Participant's bargaining unit, multiplied by the Participant's years of Benefit Service; or

            (2)   An amount equal to the sum of:

            (i) The Grandfather Benefit as of December 31, 1998 set forth in Appendix D, if applicable, and

            (ii) The Benefit Rate set forth in Appendix D for the Participant's bargaining unit, multiplied by the Participant's years of Benefit Service after December 31, 1998.

      With respect to a Participant who terminates employment with the Company and all Related Companies prior to the effective date for the Participant's bargaining unit set forth in Appendix D, his benefit shall be determined under the terms of the Plan in effect at the time of his termination of employment.

4.2 - EARLY RETIREMENT BENEFIT.

            In the case of a Participant who terminates his employment and concurrently retires (or terminates) after reaching age 55, the amount of the monthly Early Retirement Benefit under this Plan shall be the Participant's Normal Retirement Benefit calculated on the Participant's actual Benefit Service to the date of retirement if the Participant has attained an age of 62 or more, and if the Participant has not attained an age of 62 the amount of the Early Retirement Benefit shall equal the accrued benefit payable at 62 (calculated on actual Benefit Service to the date of retirement) reduced 0.5% for each full or partial month by which the Participant's Early Retirement Date precedes the date on which he will attain age 62.

4.3 - DISABILITY RETIREMENT BENEFIT.

            (a) The monthly Disability Retirement Benefit payable to a disabled Participant shall be the greater of (1) the benefit determined in the same manner as an Early Retirement Benefit under Section 4.2 (reducing the Normal Retirement Benefit 0.5% for each full or partial month by which the Disability Retirement Date precedes the date on which the Participant will attain age 62) and (2) $20 for each completed month of Benefit Service without actuarial reduction for such early retirement.

            (b) The Disability Retirement Benefit described in this Section 4.3 shall be payable only in the form of a single life annuity unless and until the Participant reaches his Normal Retirement Date. As of such Participant's Normal Retirement Date, he shall have the ability to elect to receive his retirement benefit pursuant to any of the optional terms described in Section 4.8 and, in the case of a married Participant, the benefit shall be paid as described in Section 4.5 unless otherwise elected.

            (c) In lieu of the benefit provisions described above, a disabled Participant who is eligible for a Disability Retirement Benefit and who had completed 10 Years of Vesting Service at the time he incurred his Disability may elect that the payment of such benefit be postponed to the first day of any month subsequent to the date on which he would be eligible for an Early Retirement Benefit, but not later than his Normal Retirement Date. Such election shall be irrevocable. If such election is made, the retirement benefit payable to the Participant at the end of such period shall be calculated as of his Normal Retirement Date (or such other date selected by the Participant) by treating the Participant as if he had (1) continued in the employment of the Company as an Eligible Employee subsequent to his termination of employment on account of Disability, and (2) continued to accrue a benefit at the Benefit Rate applicable to such Participant's bargaining unit at the time he incurred his Disability. Section 4.7(b) shall apply to such Participant during such period. A Participant's accrual of benefits hereunder shall cease immediately upon the cessation of Disability.

4.4 - LATE RETIREMENT BENEFIT.

            (a) A Participant may retire after his Normal Retirement Date on his Late Retirement Date. The amount of monthly retirement benefit payable each month for the life of a Participant who retires on his Late Retirement Date shall be his Late Retirement Benefit, commencing as of his Late Retirement Date, but no later than the date set forth in Section 4.15(b)(1), and ending with the benefit for the month in which his death occurs. Such Late

Retirement Benefit, in the case of Participants terminating employment after December 31, 1986, shall be the amount determined under Section 4.1 above, taking into account Benefit Service accrued in each such year through the Participant's Late Retirement Date.

            (b) Notwithstanding the provisions of Subsection (a), if a Participant receives any benefit payments during a Plan Year from this Plan, such Participant's additional accruals as calculated pursuant to subsection (a) shall be reduced (but not below zero) by the Actuarial Equivalent of any such benefit payments.

            (c) A Participant who continues employment with the Company after his Normal Retirement Date shall be given such notice with respect to suspension of his retirement benefit payments as is required by applicable Department of Labor regulations. Such a Participant shall be deemed to have retired (on a Late Retirement Date) and benefit payments shall commence, as of the first day of any calendar month in which the Participant is not employed in Section 203(a)(3)(B) Service.

4.5 - QUALIFIED JOINT AND SURVIVOR ANNUITY.

            (a) If a Participant is legally married at the time his benefit payments commence after 1975 under Sections 4.1, 4.2, 4.3 (except that this Section 4.5 shall not apply to a disabled Participant prior to his reaching his Normal Retirement Date) or 4.4 such benefits shall be paid in the form of a Qualified Joint and Survivor Annuity. Monthly retirement payments under the Qualified Joint and Survivor Annuity shall commence on the Normal, Early, or Late Retirement Date, but no later than the date set forth in Section 4.15(b)(1), as applicable, and end with the benefit for the month in which the death of the Participant or the Participant's Spouse, as applicable, occurs. The Qualified Joint and Survivor Annuity shall be the benefit form unless the Participant, after receiving a written explanation of the terms and conditions of the Qualified Joint and Survivor Annuity and the effect of not receiving the same shall have elected not to take such Qualified Joint and Survivor Annuity. Such election shall not be effective unless the Spouse of the Participant consents in writing to such election, which consent shall acknowledge the effect of such election and shall be witnessed by a Plan representative or notary public, or it is established to the satisfaction of the Plan representative that the consent required cannot be obtained because there is no Spouse, because the Spouse cannot be located or because of other circumstances set forth in Treasury Regulations. The Spouse's consent must specify the form of benefits to be paid and any Beneficiary or contingent Beneficiary. The form of benefits and any Beneficiary or contingent Beneficiary may be changed only if the Spouse consents to such change in the manner provided in this Section. However, the form of benefits, Beneficiary and contingent Beneficiary may be changed without subsequent spousal consent if (1) the original consent acknowledged the right of the Spouse to limit consent to a specific beneficiary and form of benefits, and (2) the original consent expressly permits changes to the form of benefits and Beneficiaries without any requirement of further spousal consent. The Spouse's consent may be revoked. In the event the Qualified
Joint and Survivor Annuity is waived, the benefit shall be paid in the form of a straight life annuity or in one of the alternative forms elected by the Participant as provided in Section 4.8.

            (b) Each Participant shall be provided with a written explanation of
(1) the terms and conditions of the Qualified Joint and Survivor Annuity, (2) the Participant's right to make, and the effect of, an election not to take a Qualified Joint and Survivor Annuity, (3) the rights of the Participant's Spouse with regard to such Spouse's required consent to the Participant's waiver of the Qualified Joint and Survivor Annuity, and (4) the Participant's right to make, and the effect of, a revocation of an election to waive the Qualified Joint and Survivor Annuity. This explanation shall be provided to the Participant no less than 30 and no more than 90 days before the Annuity Starting Date (and consistent with such regulations as the Secretary of the Treasury may prescribe). The written explanation shall include an explanation of the eligibility conditions, other material features, and relative values of the optional forms of benefits under the Plan, as well as a general explanation of the relative financial effect on a Participant's benefit of the waiver of the Qualified Joint and Survivor Annuity.

            (c) Said election may be made (or revoked) only during the 90 day period ending on the Annuity Starting Date.

            (d) Notwithstanding the foregoing, the written explanation described above may be provided less than 30 days prior to the Annuity Starting Date (including on or after the Annuity Starting Date) if (i) such written explanation states that the Participant has the right to at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity, (ii) the Participant is permitted to revoke an affirmative distribution election at least until the Annuity Starting Date, or, if later, at any time prior to the expiration of the 7-day period that begins the day after the written explanation is provided to the Participant and (iii) distribution in accordance with the Participant's affirmative election does not commence prior to the expiration of the 7-day period that begins the day after the written explanation is provided to the Participant.

4.6 - VESTING; BREAKS IN SERVICE.

      (a)   VESTING AT NORMAL RETIREMENT AGE.

            A Participant shall become 100% vested in his Normal
Retirement Benefit upon reaching his Normal Retirement Age if he is then an Employee.

      (b)   VESTING BEFORE NORMAL RETIREMENT AGE.

            (1) Effective January 1, 1989, if the employment of a Participant with the Company terminates for any reason other than death or retirement at a time when he has completed at least five Years of Vesting Service (and provided that he is credited with at least one Hour of Service on or after January 1, 1989), the Participant shall continue to be entitled to receive Late, Normal or Early Retirement Benefits based, however, on his Benefit Service at the time of such termination and the Benefit Rate applicable to such Participant's bargaining unit at the time of such termination. For Participants terminating employment between January 1, 1976 and December 31, 1988, the service requirement for vesting was 10 Years of Vesting Service; for Participants terminating prior to January 1, 1976, the requirement was 15 Years of Vesting Service.

            (2) Notwithstanding Section 4.2, if an Early Retirement Benefit that commences after 1981 is elected by such Participant and such Participant terminated employment prior to reaching age 55, the Early Retirement Benefit shall equal the accrued benefit payable at age 65 reduced by 0.5% for each full or partial month by which the Participant's Early Retirement Date precedes the date on which he will attain age 65.

      (c)   BREAKS IN SERVICE.

            In determining a Participant's accrued benefit, Benefit Service and Years of Vesting Service for purposes of the Plan, if the Participant incurs a One Year Break in Service Year and if he had no nonforfeitable interest in his benefits under this Plan at the time of his termination of employment, his accrued benefit, Benefit Service and Years of Vesting Service prior to such break shall not be taken into account if the number of consecutive One Year Break in Service Years subsequent to such break equals or exceeds the greater of the Participant's Years of Vesting Service completed prior to such termination of employment, or (effective January 1, 1985) five consecutive One Year Break in Service Years. If the preceding sentence would cause any accrued benefit, Benefit Service or Years of Vesting Service to be disregarded as of December 31, 1984 if that sentence's reference to five consecutive One Year Break in Service Years were ignored, such accrued benefit, Benefit Service or Years of Vesting Service shall continue to be disregarded. Benefit Service and Years of Vesting Service previously eliminated by a prior application of this paragraph shall not be counted for the purpose of the preceding sentences.

            For purposes of the preceding paragraph, a Participant who ceases to participate in the Plan and whose nonforfeitable percentage in his accrued benefit is zero shall be deemed to have received a complete distribution of the entire nonforfeitable portion of his accrued benefit at the time his participation ceases, and the forfeitable portion of his accrued benefit shall be forfeited at the time his participation ceases. Upon distribution, such accrued benefit and service attributable to such accrued benefit shall thereafter be disregarded for all purposes under this Plan. Any benefits forfeited under this provision shall not be used to increase the benefits payable under this Plan to any other Participant, joint annuitant or Beneficiary. If such former

Participant again becomes a Participant pursuant to Section 2.2(a) before the earlier of five years after the date his participation initially ceased or the close of the fifth One Year Break in Service Year after his participation initially ceased, then he shall be deemed to have repaid his distribution as of the date his participation recommences, and his accrued benefit and service attributable to such accrued benefit shall be restored.

4.7 - PRE-RETIREMENT DEATH BENEFITS AND SPECIAL PRE-RETIREMENT DEATH BENEFIT FOR DISABLED PARTICIPANTS.

            (a) The Beneficiary of a vested Participant, who dies prior to his Annuity Starting Date and who was not receiving a Disability Retirement Benefit at the time of his death, shall receive a Pre-retirement Death Benefit equal to:

            (1) If the Participant had completed at least 5 Years of Vesting Service and died after age 55 and such Participant (i) was immediately prior to his death in the active service of the Company or (ii) terminated from such service after age 55 and has not yet retired, such Participant's Beneficiary, if any, shall receive an annuity commencing on the first day of the month next following the Participant's death. Such annuity shall be calculated as if the Participant had retired on the first day of the month in which his death occurred and elected the 100% contingent annuity option available under Section 4.8 and named the Beneficiary as the joint annuitant.

            (2) If the Participant was in the active service of the Company, had completed at least 5 Years of Vesting Service, and died on or before the date on which he would have attained age 55, such Participant's Beneficiary, if any, shall receive an annuity payable as if the following events had occurred: (i) the Participant retired at age 55 with an accrued benefit determined in accordance with Section 4.2 on the basis of Benefit

      Service actually earned as of the date of his death, payable as an immediate 100% contingent annuity option (as described hereunder in Section 4.8), under which the Beneficiary was named as the joint annuitant, and (ii) the Participant died on the day after the day on which such Participant would have attained age 55. Payment under this subsection shall begin in the month in which the Participant would have attained age 55.
            (3) If the Participant had completed 5 Years of Vesting Service, terminated employment prior to age 55 for a reason other than death, and died prior to retirement, his Beneficiary, if any, shall be entitled to the Pre-Retirement Death Benefit described herein. If the Participant had not attained age 55 on the date of his death, his Beneficiary, if any, shall receive an annuity payable beginning in the month in which the Participant would have attained age 55 as if the following events had occurred: (i) the Participant separated from service on the date of his death, or if earlier, the date he actually separated from service, (ii) the Participant survived to age 55, (iii) the Participant retired at age 55 with an immediate 50% contingent annuity (described in Section 4.8) under which the Beneficiary was named as the joint annuitant, and (iv) the Participant died on the day after the day on which such Participant would have attained age 55. If the Participant died after age 55, his Beneficiary, if any, shall receive an annuity calculated as if the Participant had retired on the first day of the month in which his death occurred and elected the 50% contingent annuity option available under
      Section 4.8 and named his Beneficiary as the joint annuitant.

            (b) SPECIAL PRE-RETIREMENT DEATH BENEFIT FOR DISABLED PARTICIPANT. The Beneficiary of a vested Participant, who dies prior to his Normal Retirement Date and who was receiving a Disability Retirement Benefit at the time of his death, shall receive a special Pre-

Retirement Death Benefit commencing on the first day of the first month after the date of the Participant's death. Such benefit shall be equal to the benefit that such Beneficiary would have been entitled to if the Participant had elected a 100% contingent annuity to begin on the date of his death based on his accrued benefit as of his date of retirement and reduced (1) in the case of a Participant who dies after attaining age 55, by 0.5% for each full or partial month by which his death precedes the date on which he would have attained age 62 and (2) in the case of a Participant who dies prior to attaining age 55, by 0.25% for each full month by which his death precedes the date on which he would have attained age 55 and by 0.5% for each full or partial month after such date by which his death precedes the date on which he would have attained age 62. If the disabled Participant was not receiving a Disability Retirement Benefit because he had elected to defer commencement of benefits pursuant to Section 4.3(c) hereof, his Beneficiary shall receive a Pre-retirement Death Benefit determined under Section 4.7(a) as if the Participant was in the active service of the Company.

4.8 - OPTIONAL RETIREMENT BENEFITS.

            (a) A Participant may, subject to Section 4.5, elect to receive, in lieu of the retirement benefit otherwise payable to him, retirement benefits in accordance with one of the following options:

            (1) A retirement benefit payable as a straight life annuity during the Participant's life.

            (2) A reduced retirement benefit payable during the Participant's life with the provision that after his death an amount equal to a specified percentage (100%, 75%, or 50%) of the reduced retirement benefit shall be continued to a named Beneficiary (except that, the form of benefit under which a 50% benefit is to be paid to the Participant's Spouse is the Qualified Joint and Survivor Annuity described in Section 4.5, which is the normal form of benefit for married Participants), if surviving, during the lifetime of such Beneficiary (such option being generally referred to as a contingent annuity); provided, however, that unless the selected Beneficiary is the Participant's Spouse, the option provided for in this paragraph may be selected only if the annuity payable to the Participant during his lifetime is greater than 50% of the amount of the annuity that would be payable during the Participant's life if a reduced retirement benefit had not been elected. A Participant who remains unmarried through his retirement date may, in addition, elect a reduced retirement benefit with contingent annuities payable to multiple beneficiaries, subject to the terms and conditions of the preceding sentences.

            (b) If a contingent annuity with a single Beneficiary is payable or elected, the amount of benefit payable during the Participant's life equals the amount of benefit that would be payable if a single-life annuity were to be paid on the elected retirement date, multiplied by the number (N) obtained under one of the following three formulas:

      (1)   N = 1.130 - .008X  +  .004Y (for a 50% contingent annuity);
      (2)   N = 1.208 - .012X  +  .006Y (for a 75% contingent annuity); or
      (3)   N = 1.227 - .014X  +  .007Y (for a 100% contingent annuity).

In the formulas above, X equals the Participant's age at his nearest birthday and Y equals the Beneficiary's age at her nearest birthday. In no event shall N have a value greater than 1. If a contingent annuity with multiple Beneficiaries is elected, the Enrolled Actuary shall determine how the reduced retirement benefit payable during the Participant's life shall be calculated, basing his determination on the principles used in constructing the formulas set forth in this subsection.

            (c) Should the Participant's Beneficiary die prior to the commencement of the Participant's benefit payments, and should the Participant have elected a benefit payable in whole or part under Section 4.8(a)(2) above, his election will be void and his retirement benefit will be paid to him as though he had made no election unless the Participant names a new Beneficiary within a time prescribed by the Committee after the death of the deceased Beneficiary, and, in any event, prior to the commencement of his benefit payment.

4.9 - REEMPLOYMENT AFTER NORMAL, EARLY OR LATE RETIREMENT.

            (a) In the event that a retired Participant who elected a Normal, Early, or Late Retirement Benefit is reemployed by the Company or a Related Company, his benefits will be discontinued during any month of such reemployment in which the Participant is employed in Section 203(a)(3)(B) Service unless the continued payment of benefits is required by Section 4.15(b)(1). The previous sentence shall only apply if the Participant is delivered a notice that complies with Department of Labor Regulations Section 2530.203-3(b)(4).

            (b) A Participant reemployed as described in subsection (a) shall upon reemployment again become a Participant under this Plan if he meets the then applicable requirements for participation. Effective January 1, 1988, such Participant's benefit accrued during such reemployment shall be computed for each period of reemployment and the benefit payable to such Participant shall be increased as of his subsequently selected Early, Normal or Late Retirement Date, as applicable, to take into account such additional benefit, if any. Any additional benefit shall be decreased by the Actuarial Equivalent of any benefit payments paid to the Participant.

4.10 - REEMPLOYMENT AFTER DISABILITY RETIREMENT.

            In the event that a Participant who is receiving a Disability Retirement Benefit as a result of a Disability is no longer disabled and is reemployed by the Company, the benefits being provided by this Plan will be continued following the Participant's reemployment and no additional benefits shall accrue as a result of service following his reemployment. Notwithstanding the preceding sentence, such Participant shall have the option of making an irrevocable election to have his benefits discontinued and to accrue additional benefits following his reemployment. Such an election must be made in writing, signed by the Participant (and his Spouse if he is married) and submitted to the Committee. The election shall be effective as of the date stated therein upon filing with the Committee, benefit payments shall be discontinued as of the date stated therein and benefit accrual will commence from such date as if the Participant were a reemployed Participant who had never elected a retirement date and begun receiving retirement benefits. Retirement benefits for a Participant who makes an election as described herein, shall be determined at the Participant's Late, Normal or Early Retirement Date in accordance with Sections 4.1, 4.2 or 4.4.

4.11 - EFFECT OF PAYMENTS UNDER WORKMEN'S COMPENSATION AND SIMILAR LAWS.

            Any amount paid to or on behalf of any Participant on account of any injury or occupational disease causing disability in the nature of a permanent disability for which the Company is liable, whether pursuant to Workmen's Compensation or occupational disease laws, or arising otherwise from the statutory law (except fixed statutory payments for the loss of any bodily member) shall be deducted from or charged against the amount of any Late, Normal or Early Retirement Benefit payable under this Plan.

4.12 - EFFECT OF CHANGE IN EMPLOYMENT STATUS FROM BEING AN "ELIGIBLE EMPLOYEE" AS DEFINED IN THIS PLAN TO BEING A CLERICAL OR SALARIED EMPLOYEE, AND VICE VERSA.
            (a) In the event that a Participant shall be transferred to employment with the Company in a clerical or salaried status and thus ceases to be an Eligible Employee under this Plan, the benefits accrued for him under this Plan shall be calculated in the following manner:

            (1) The monthly amount of Late, Normal or Early Retirement Benefit or Pre-retirement Death Benefit payable hereunder to a Participant who has at any time been so transferred to such clerical or salaried status shall be equal to (i) times the ratio of (ii) divided by (iii), where:

                  (i) is the monthly amount of Late, Normal or Early Retirement Benefit or Pre-retirement Death Benefit to which a Participant would have been entitled hereunder at retirement if he had not become a clerical or salaried Employee, but remained an Eligible Employee, and (effective with respect to a Participant with at least one Hour of Service on or after January 1, 1999) continued to accrue a benefit at the Benefit Rate applicable to such Participant's bargaining unit at the later of January 1, 1999 or the date of his change to clerical or salaried status.

                  (ii) is the number of his full months of Benefit Service with the Company included in (iii) below during which the Participant was not in clerical or salaried status.

                  (iii) is the number of his full months of Benefit Service with the Company prior to the date as of which he first receives a retirement benefit hereunder. Solely for the purpose of this paragraph, Benefit Service shall include service with the Company in clerical and salaried employment.

            (b) For purposes of determining the amount of benefits accrued under this Plan, a Participant who transfers from employment as an Eligible Employee under this Plan to employment as a clerical or salaried employee of the Company shall be deemed to have been an Eligible Employee under this Plan throughout the period of time he was employed by the Company during the Plan Year in which the transfer occurred.

4.13 - EFFECT OF TRANSFER FROM COVERAGE UNDER UNION PLAN.

            Benefit Service includes certain service with the Company while an Eligible Employee was a member of certain designated labor organizations. The amount of benefit, if any, to which the Eligible Employee is entitled under any pension plan maintained by such an organization attributable to service while employed by the Company, regardless of whether the Eligible Employee elects to receive such benefit, shall be deducted from any benefit to which the Eligible Employee is entitled under this Plan.

4.14 - RESERVED.


4.15 - PAYMENT OF RETIREMENT BENEFIT.

            (a) Whenever benefits become distributable, the Committee shall, in writing, direct the Trustee to distribute the retirement benefits provided by this Plan promptly, the payment of such benefits to commence, notwithstanding anything to the contrary contained herein, no later than 60 days following the close of the later of the Plan Year in which (1) the Participant reaches Normal Retirement Age, (2) the Participant terminates from employment, or (3) occurs the 10th anniversary of the date the Participant commenced participation in the Plan. If, however, the amount of the Participant's benefit has not been calculated by the date specified in (1),
(2) or (3) above or the Participant cannot be located, distribution shall begin no later than 60 days after the payment can be calculated or the Participant located.

            (b) LANGUAGE REQUIRED BY CODE SECTION 401(a)(9). The rules of subsections (b) through (f) shall apply unless the Code is amended to change the application of Code Section 401(a)(9), in which case these subsections shall be considered to be amended in a manner that incorporates the change.

            Notwithstanding anything to the contrary contained herein, the distribution options under the Plan shall comply with Code Section 401(a)(9) and regulations promulgated thereunder. Accordingly, unless otherwise permitted by law, in the case of a Participant (other than a 5% owner of the Company) who attains age 70-1/2, distribution of such Participant's entire interest must commence not later than the first day of April following the later of the calendar year in which such Participant attains age 70-1/2 or the calendar year in which the Participant retires. In the case of a Participant who is a 5% owner of the Company who attains age 70-1/2 (and, prior to January 1, 2002, with respect to all Participants), distribution of such Participant's entire interest must commence not later than the first day of April following the calendar year in which such Participant attains age 70-1/2. Finally, Participants (other than 5% owners) who previously commenced benefits under this paragraph upon attainment of age 70-1/2 may elect to stop receiving such distributions until the April 1 following the calendar year in which the Participant retires. In all cases, distributions shall be made in amounts determined in accordance with Code
Section 401(a)(9) and the regulations thereunder.

            (c) Distribution shall be made over the life of such Participant (or over the lives of the Participant and his Beneficiary) or over a period not extending beyond the life expectancy of the Participant (or over a period not extending beyond the life expectancy of the Participant and his Beneficiary).

            (d) If a Participant dies before the distribution of his interest has begun, his entire interest shall be distributed within five years after the date of his death unless the requirements of one of the two following exceptions are satisfied: (i) the Participant's interest will be distributed to a Beneficiary over the life of such Beneficiary or over a period not extending beyond the life expectancy of such Beneficiary and the distributions begin not later than one year following the date of the Participant's death (or such later date as permitted by law), or (ii) the Participant's interest will be distributed to or for the benefit of his spouse over the life expectancy of such surviving spouse or over a period not extending beyond the life expectancy of such spouse and the distributions begin no later than the date on which the Participant would have attained age 70-1/2 (if the spouse dies before such distributions begin, this second exception shall be applied as if the spouse were the Participant). For purposes of this paragraph and to the extent permitted by law, any amount paid to a Participant's child shall be treated as if it had been paid to the Participant's spouse if such amount will become payable to the spouse upon such child reaching majority (or other designated event permitted by law).

            With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the regulations under Code Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

            (e) Notwithstanding any other provision of subsections (b) through (f), benefits under this Plan shall be paid pursuant to a Participant's election submitted before 1984 if such election choice was a form of benefit permitted by the Plan and complies with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982.

            (f) If a Participant (other than a 5% owner) continues employment after the calendar year in which he attains age 70-1/2, the Participant's accrued benefit shall be actuarially increased to take into account the period after such year in which the Participant is not receiving benefits under the Plan, but only to the extent that such increase exceeds the additional accrued benefits the Participant has otherwise earned during the period.

4.16 - SMALL BENEFITS.

            Effective January 1, 1985, if the Actuarial Equivalent of a Participant's Normal, Early or Late Retirement Benefit or a Beneficiary's benefit under Section 4.7 determined as of the date the Participant terminates service with the Company, is $3,500 or less (and for Plan Years commencing on or after January 1, 1998, $5,000 or less or such other amount as may be provided under Section 411(a)(11)(A) of the Code), such benefit shall be paid in the form of a single lump sum payment. Such benefit and service attributable to such benefit shall thereupon be disregarded for all purposes under this Plan. Prior to January 1, 1985, where a Participant's Normal, Early or Late Retirement Benefit is less than $20 a month, payment may, in the sole discretion of the Committee, be made in a single lump sum payment, the amount of which is the Actuarial Equivalent of the retirement benefit.

4.17 - INABILITY TO LOCATE PARTICIPANT.

            In the case of any benefit payable under this Plan, if the Committee is unable, for the period of two years after or during which such benefit is payable, to locate the Participant or Beneficiary to whom payment is due, such benefit shall be forfeited and the assets of this Plan shall be relieved of the liability for payment of such benefit. If after such forfeiture, the Participant or Beneficiary later claims such benefit, such benefit shall be reinstated and shall be paid retroactive to the date that such benefit first became payable.


4.18 - TRANSFER OF VOLUNTARY EMPLOYEE CONTRIBUTIONS TO THE EARLE M. JORGENSEN COMPANY EMPLOYEE CAPITAL ACCUMULATION PLAN.

            Prior to March 1, 1990, a Participant was permitted to make voluntary contributions under this Plan by payroll deduction in an amount up to, but not in excess of, 10% of his compensation during each calendar year. Effective March 1, 1990, Participants were permitted to participate in the Earle
M. Jorgensen Company Employee Capital Accumulation Plan ("ECAP") and voluntary contributions under this Plan were ceased. Effective January 29, 1993, all voluntary contributions previously made under this Plan were transferred to the ECAP. The provisions applicable to the Voluntary Employee Contributions prior to January 29, 1993 were formerly set forth in Appendix A, attached hereto, in the January 1, 1987 amendment in toto of the Plan. The provisions applicable to Voluntary Employee Contributions on or after January 29, 1993 are set forth in the ECAP.

4.19 - RESERVED.

4.20 - RESERVED.

4.21 - DIRECT ROLLOVERS.

            (a) This Section 4.21 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this part, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

            (b)   Definitions of Terms.

            (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Internal Revenue Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); or any other type of distribution provided by Section 402(c) of the Code or which the Internal Revenue Service announces (pursuant to regulation, notice or otherwise) is not an "eligible rollover distribution" under Section 402(c) of the Code.

            (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

            (iii) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

            (iv) Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

4.22 - SPECIAL LUMP SUM OPTION.

            Notwithstanding any other provision of the Plan to the contrary, a Participant who

            (1) terminated employment with the Company and all Related Companies on or before December 31, 2000,

            (2) elects on or after February 1, 2001 and on or before September 15, 2001 to receive distribution of his benefit pursuant to this Section 4.22,

            (3) has not received or commenced to receive any benefits under the Plan as of the date of the election described in paragraph (2) above, and

            (4)  is entitled to a retirement benefit pursuant to Section 4.2 or
Section 4.6 which, as of February 1, 2001, is the Actuarial Equivalent of a lump sum distribution not greater than $19,999 using the GATT Rates for the month of December 2000,

can elect to receive his benefit under the Plan in the form of (a) a single lump sum or (b) a Qualified Joint and Survivor Annuity if the participant is married on the Annuity Starting Date or a straight life annuity if the Participant is single on the Annuity Starting Date. All benefits payable under this Section
4.22 will be paid or commence to be paid on or before September 30, 2001.

            The amount of the single lump sum payment payable to a Participant under this Section 4.22 will be the Actuarial Equivalent of the benefit the Participant is entitled to receive under Section 4.2 or Section 4.6, whichever is applicable. An election by a Participant to receive a single lump sum payment must be made on a form provided for this purpose by the Committee. The Participant's spouse, if any, must consent in writing to the distribution of such payment, and such consent must be provided at the same time and in the same manner as described in
Section 4.5. If the Participant fails to return the above election form to the Committee by September 15, 2001, then the Participant will be entitled only to a retirement benefit pursuant to either Section 4.2 or Section 4.6 whichever is applicable. If the Participant's spouse fails to consent to such single lump sum payment within the time prescribed by Section 4.5, then the Participant will be entitled only to receive the Actuarial Equivalent of the benefit payable under Section 4.2 or Section 4.6, whichever is applicable, in the form of a Qualified Joint and Survivor Annuity with an Annuity Starting Date of March 1, 2001. Any single lump sum payment or other benefit paid with respect to a Participant pursuant to this Section 4.22 will be in satisfaction of all liabilities of the Plan with respect to such Participant's benefit under the Plan.

                                    ARTICLE V

                    LIMITATION ON BENEFITS AND PAYMENTS


5.1 - SECTION 415 LIMITATIONS.

            Notwithstanding anything else contained herein, the maximum annual amount of retirement benefit payable with respect to a Participant under this Plan shall not exceed the lesser of: (a) $90,000 (adjusted automatically without amendment to the Plan for increases in the cost of living, in accordance with Regulations issued by the Secretary of the Treasury pursuant to the provisions of Section 415(d) of the Code) or (b) 100% of the Participant's average annual compensation for the three consecutive calendar years during which he was a Participant and had the highest aggregate annual compensation from the Company and all Related Companies, in accordance with the provisions of Appendix B attached hereto.

5.2 - 133-1/3 PERCENT RULE.

            The method of computing a Participant's accrued benefit under the provisions of Article IV is intended to satisfy the requirements of the 133-1/3 rule provided in Section 411(b)(1)(B) of the Code.

5.3 - RESTRICTIONS ON IMMEDIATE DISTRIBUTIONS.

            (a) If the Actuarial Equivalent of a Participant's vested accrued benefit derived from Company contributions and Employee contributions exceeds $3,500 (and for Plan Years commencing on or after January 1, 1998, if it exceeds $5,000 or such other amount as may be provided under Section 411(a)(11)(A) of the Code), and the accrued benefit is immediately distributable (as defined in subsection (c) below), the Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such accrued benefit. The consent of the Participant and the Participant's Spouse shall be obtained in writing within the 90-day period ending on the Annuity Starting Date. The Committee shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's accrued benefit is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code, and shall be provided (subject to the exception described in Section 4.5(d)), no less than 30 days and no more than 90 days prior to the Annuity Starting Date.

            (b) Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the accrued benefit is immediately distributable. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code.

            (c) An accrued benefit is immediately distributable if any part of the accrued benefit could be distributed to the Participant (or Surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.

                                   ARTICLE VI

                                  THE COMMITTEE

6.1 - MEMBERS.

            The Plan shall be administered by a committee (herein referred to as the "Committee") that shall consist of no less than three members who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. A person so selected shall become a member of the Committee by filing a written notice of acceptance with the Board of Directors. A member of the Committee may resign by delivering a written notice of resignation to the Board of Directors. The Board of Directors may remove any member by delivering a certified copy of its resolution of removal to such member. A resignation or removal shall be effective on the date specified. The Trustee shall be promptly notified in writing of the original membership, and of any change in the membership, of the Committee and shall be supplied with specimen signatures of each Committee member. Vacancies in the membership of the Committee shall be filled promptly by the Board of Directors.

6.2 - COMMITTEE ACTION.

            The Committee shall choose a Chairman. The Committee shall also choose a Secretary and an Assistant Secretary (either of whom is hereafter referred to as "Secretary") who shall keep minutes of the Committee's proceedings and all records and documents pertaining to the Committee's administration of the Plan. Any action of the Committee shall be taken pursuant to a majority vote, or to the written consent of a majority, of its members and such action shall constitute the action of the Committee and be binding the same as if all members had joined therein. A quorum of the Committee shall consist of a majority of its then acting members. The Chairman or the Secretary may execute any certificate or other written direction on behalf of the Committee. All directions by the Committee to the Trustee shall be in writing signed by the Chairman or the Secretary or by any other authorized person. The Trustee or third persons dealing with the Committee may conclusively rely upon any certificate or other written direction signed by the Chairman or the Secretary or by any other authorized person that purports to have been duly authorized by the Committee.

            A member of the Committee shall not vote or act upon any matter which relates solely to himself as a Participant. If a matter arises affecting one of the members of the Committee as a Participant and the other members of the Committee are unable to agree as to the disposition of such matter, the Board of Directors shall appoint a substitute member of the Committee in the place and stead of the affected member, for the sole and only purpose of passing upon and deciding the particular matter.

6.3 - RIGHTS AND DUTIES.

            The Committee, on behalf of the Participants and their Beneficiaries, shall be the Plan Administrator as defined in Section 3(16)(A) of ERISA and Fiduciary with respect to control and management of the Plan and the investment, management, and control of the Trust assets. The Committee shall enforce the Plan in accordance with its terms, and shall be charged with the general administration of the Plan. The Committee shall have all powers and duties necessary to accomplish those purposes, including but not by way of limitation, the following:

            (1) To determine all questions relating to the eligibility of Employees to participate;

            (2) To construe and interpret the terms and provisions of this Plan;

            (3) To determine, compute and certify to the Trustee the amount and kind of benefits payable to Participants and their Beneficiaries;

            (4) To authorize all disbursements by the Trustee from the Trust;

            (5) To invest, manage, and control the Trust assets with full discretion in the exercise of such investment, management and control. The Trustee shall be the sole custodian of Trust assets but shall not be the Fiduciary with respect to the investment, management and control of the Trust assets and, with regard to such matters, shall act solely at the direction of the Committee or an Investment Manager appointed by the Committee. The Committee may delegate to one or more Investment Managers the responsibility and authority to invest, manage and control all or any portion of the assets of the Trust. Any such delegation shall be in writing, and the named Investment Manager shall accept its responsibility in writing, affirm its qualification as an Investment Manager, and acknowledge in writing that it is the Fiduciary with respect to investment of Trust assets. If an Investment Manager is so designated by the Committee, a copy of the delegation, affirmation and acceptance shall be provided to the Trustee by the Committee and the Trustee is authorized and entitled to rely upon this information so provided. Until the receipt of such delegation, affirmation, and acceptance the Trustee shall remain subject to direction by the Committee with respect to the investment of the assets of the Trust. If an Investment Manager is so designated by the Committee, the Investment Manager, and not the Committee or the Trustee, shall be the Fiduciary with respect to investment of the Trust assets under its control. Any Investment Manager designated shall report at least quarterly in a manner and form prescribed by the Committee as to investment results for past periods and investment policy for future periods. Effective February 2, 1990, the Committee may appoint an Investment Manager for the sole purpose of directing the Trustee with respect to whether all or any portion of any Company stock held under the Trust shall be tendered in response to any transaction involving Company stock which is evidenced by the filing of a Statement on Schedule 14D-1 with the Securities and Exchange
      Commission or in the event of any other similar transaction;

            (6) To maintain all the necessary records for the administration of the Plan other than those maintained by the Trustee;

            (7) To provide for disclosure of all information and filing or provision of all reports and statements to Participants, Beneficiaries or governmental bodies as shall be required by ERISA or the Code;

            (8) To make and publish such rules for the regulation of the Plan as are not inconsistent with the terms hereof; and

            (9) To establish claims procedures consistent with regulations of the Secretary of Labor for presentation of claims by Participants and Beneficiaries for Plan benefits, consideration of such claims, review of claim denials and issuance of decisions on review. Such claims procedures at a minimum shall consist of the following:


                  (i) The Committee shall notify Participants and, where appropriate, Beneficiaries of their right to claim benefits under the claims procedures, shall make forms available for filing of such claims, and shall provide the name of the person or persons with whom such claims should be filed.

                  (ii) The Committee shall establish procedures for action upon claims initially made and the communication of a decision to the claimant promptly and, in any event, not later than sixty (60) days after the date of the claim; the claim may be deemed by the claimant to have been denied for purposes of further review described below in the event a decision is not furnished to the claimant within such sixty (60) day period. Every claim for benefits which is denied shall be denied by written notice setting forth in a manner calculated to be understood by the claimant (1) the specific reason or reasons for the denial, (2) specific reference to any provisions of this Plan on which denial is based, (3) description of any additional material or information necessary for the claimant to perfect his claim with an explanation of why such material or information is necessary, and (4) an explanation of the procedure for further review of the denial of the claim under the Plan.

                  (iii) The Committee shall establish a procedure for review of claim denials, such review to be undertaken by the Committee. The review given after denial of any claim shall be a full and fair review with the claimant or his duly authorized representative having one hundred eighty (180) days after receipt of denial of his claim to request such review, having the right to review all pertinent documents and the right to submit issues and comments in writing.

                  (iv) The Committee shall establish a procedure for issuance of a decision by the Committee not later than sixty (60) days after receipt of a request for review from a claimant unless special circumstances, such as the need to hold a hearing, require a longer period of time, in which case a decision shall be rendered as soon as possible but not later than one hundred twenty (120) days after receipt of the claimant's request for review. The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific reference to any provisions of this Plan on which the decision is based. All action of the Committee shall be conclusive on all persons interested in the Plan except to the extent otherwise specifically indicated.

             (10) Each Fiduciary under the Plan and Trust shall be solely responsible for its own acts or omissions. Except to the extent required by ERISA or the Code, no Fiduciary shall have the duty to question whether any other Fiduciary is fulfilling any or all of the responsibilities imposed upon such other Fiduciary by ERISA or by any regulations or rulings issued thereunder. No Fiduciary shall have any liability for a breach of fiduciary responsibility of another Fiduciary with respect to the Plan or Trust unless he knowingly participates in such breach, knowingly undertakes to conceal such breach, has actual knowledge of such breach and fails to take reasonable remedial action to remedy said breach or, through his negligence in performing his own specific fiduciary responsibilities, has enabled such other Fiduciary to commit a breach of the latter's fiduciary responsibilities.

6.4 - DELEGATION.

            The Committee may delegate its responsibilities under the Plan, including its responsibility as plan administrator, in whole or in part to any other person. Such delegation shall be accomplished by a written instrument executed by the Secretary of the Committee specifying the responsibilities delegated and the fiduciary responsibilities allocated to such delegate. The allocation of such responsibilities shall be effective upon the date specified in the delegation subject to written acceptance by the delegate. Any such delegation shall be communicated where required by ERISA or regulations thereunder to Participants and/or Beneficiaries having interests in the Plan. Any such delegation of responsibilities under this Section 6.4 shall provide for reports, no less often than annually, by such delegate to the Committee of such information necessary to fully inform the Committee of the status and operation of the Plan and of the delegate's discharge of the responsibilities delegated.

6.5 - PROCEDURE FOR ESTABLISHING FUNDING POLICY; TRANSMITTAL OF
INFORMATION.

            In order to enable the Committee to establish a funding policy and to perform its other functions under the Plan, the Company shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their employment, their retirement, death, or the cause for termination of employment and such other pertinent facts as may be required. The Committee shall advise the Trustee and the Investment Manager, when appropriate, of such of the foregoing facts as may be pertinent to the duties of the Trustee and the Investment Manager under the Plan.

6.6 - DUTY OF CARE.

            The Committee and any Investment Manager appointed thereby shall discharge their responsibilities solely in the interest of the Participants and their Beneficiaries for the exclusive purpose of providing benefits thereto and defraying reasonable expenses of administering the Plan with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims and by diversifying the investments of the Plan so as to minimize the risks of large losses, unless under the circumstances it is clearly prudent not to do so and shall act in accordance with the provisions of the Plan and the Trust.

6.7 - REPORTS.

            As soon as reasonably possible after the end of each Plan Year, the Committee shall prepare, or cause to be prepared, and shall submit to the Board of Directors a report of the results of operations under the Plan and such other information as is necessary to fully inform the Board of Directors of the discharge by the Committee or its delegates of responsibilities under the Plan. Reports in addition to these annual reports will be made to the Board of Directors by the Committee when reports to the Committee from others are felt by the Committee to require action by the Board of Directors.

6.8 - COMPENSATION, BONDING, EXPENSES, INDEMNITY AND LIABILITY.

            (a) The members of the Committee shall serve without compensation for their services hereunder.

            (b) Members of the Committee and any delegates shall be bonded in an amount not less than ten percent (10%) of the amount of Trust assets, provided, however, that in no case shall the bond be less than one thousand dollars ($1,000) nor more than five hundred thousand dollars ($500,000) unless (1) required by the Secretary of Labor or by federal law or regulation or (2) the Company in its discretion determines a higher bond is appropriate. Such bond premium and all expenses of the Committee shall be paid by the Company and the Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

            (c) The Committee is authorized at the expense of the Company to employ such legal counsel and investment counsel as it may deem advisable to assist in the performance of its duties hereunder. Payment of administrative expenses under this Section 6.8 shall, to the extent not paid by the Company, be paid from the Trust.

            (d) To the extent permitted by applicable law, the Company shall indemnify and save harmless the Board of Directors and each member thereof, the Committee and each member thereof and any delegate who is an employee of the Company (or any affiliate thereof) against any and all expenses, liabilities and claims, including legal fees paid to defend against such liabilities and claims, arising out of their discharge of responsibilities in good faith under the Plan, excepting only expenses, liabilities and claims arising out of willful misconduct. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Company or provided by the Company under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, as such indemnities are permitted under state law. Payments with respect to the indemnity shall be made only from assets of the Company and shall not be made, directly or indirectly, from the Trust.

6.9 - MANNER OF ADMINISTERING.

            The Committee shall have full discretion to construe and interpret the terms and provisions of this Plan, which interpretation or construction shall be final and binding on all parties, including but not limited to the Company and any Participant or Beneficiary, except as otherwise provided by law. The Committee shall administer such terms and provisions in a uniform and nondiscriminatory manner and in full accordance with any and all laws applicable to the Plan.

                                   ARTICLE VII

                                      TRUST


7.1 - TRUST FUND.

            All of the assets of the Plan shall be held in the Trust which has been executed by the Company and the Trustee, as now in effect or hereafter amended, for the benefit of Participants and their Beneficiaries.

7.2 - INVESTMENTS.

            All of the assets of the Trust shall be invested by the Trustee in such manner as the Committee or the Investment Manager(s) shall direct without reference to statutory or other rules for the investment of trust funds, except that no investment shall be made contrary to the provisions of the Internal Revenue Code.

                                  ARTICLE VIII

                            AMENDMENT AND TERMINATION


8.1 - AMENDMENTS.

            The Company shall have the right to amend this Plan at any time by resolution of either the Board of Directors or the Committee (taken either by a majority vote of the members present at a duly called meeting or by unanimous written consent) and to amend further or cancel any such amendment. Any amendment shall be effective in the manner and at the time therein set forth, and the Company, Participants, Beneficiaries and Trustee shall be bound thereby; provided, however:

            (a) No amendments shall be effective which shall attempt to cause any of the assets of the Trust to be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries, except that such changes, if any, as may be required to permit the Plan to meet the applicable requirements of the Code or ERISA may be made;

            (b) No amendment shall have any retroactive effect so as to deprive any Participant of any benefit already vested, except that such changes, if any, as may be required to permit the Plan to meet the applicable requirements of the Code or ERISA may be made;

            (c) No amendment shall create or effect any discrimination in favor of Participants who are highly compensated employees (within the meaning of Section 414(q) of the Code); and

            (d) No amendment shall increase the duties or liabilities of the Trustee without its written consent.

8.2 - DISCONTINUANCE OF PLAN.

            It is the expectation of the Company that this Plan and the payment of contributions hereunder will be continued indefinitely, but continuance of the Plan is not assumed as a contractual obligation of the Company and the Company reserves the right at any time to reduce, suspend or discontinue contributions hereunder. A Participant does not have any recourse for the satisfaction of his nonforfeitable benefits under the Plan other than to the assets of the Plan or the Pension Benefit Guaranty Corporation.

8.3 - TERMINATION OF PLAN.

            The Company reserves the right to terminate this Plan at any time. In the event of such termination or partial termination (in which case this paragraph shall only apply to the Participants with respect to whom the partial termination occurs) all assets of the Plan after the payment of expenses shall be used for the exclusive benefit of Participants and their Beneficiaries and no part thereof shall be returned to the Company prior to satisfaction of all liabilities with respect to such Participants and their Beneficiaries, and all benefits of affected Participants and Beneficiaries hereunder, to the extent they are funded on the date of such termination, shall be 100% vested and nonforfeitable. Upon termination of this Plan, the Committee shall direct the Trustee to make a prompt determination of the fair market value of the Trust and it shall then be applied so as to provide (to the extent not already provided) benefits in the order of priority set forth below:

            (a) ALLOCATION OF ASSETS. In the case of the termination of this Plan, the assets thereof (available to provide benefits) shall be allocated among the Participants and Beneficiaries of the Plan in accordance with Section 4044 of ERISA and any rules or regulations promulgated thereunder.

            (b) DISTRIBUTION OF RESIDUAL ASSETS. After the allocation of the assets of the Plan pursuant to Section 4044 of ERISA, any residual assets of a Plan may be distributed to the Company if:

            (1) all liabilities of the Plan to Participants and their Beneficiaries have been satisfied; and

            (2) the distribution does not contravene any provision of law.

            To the extent permitted by ERISA, such allocation and provision for the retirement benefits shall be accomplished through either continuance of the Trust, the creation of a new trust, or the purchase of annuity contracts; provided, however, that the Committee upon finding that it is not practicable or desirable under the circumstances to do any of the foregoing with respect to one or more of the groups listed above, may, with the consent of the Board of Directors, provide some other means, including single sum cash payments, but no change shall be effected in the order of precedence and the basis of allocation established pursuant to Section 4044 of ERISA.

            (c) Any Participating Subsidiary may terminate its participation in the Plan with the consent of the Board of Directors, in which event the Trustee, upon the written direction of the Committee, shall set aside from the funds held in Trust such Participating Subsidiary's equitable share of the assets; provided, however, that no amount shall be set aside which would result, after the allocations described in the following sentence, in any residual assets being set aside for such Participating Subsidiary. Such share of the assets of the Plan, to the extent sufficient after the payment of expenses, shall be allocated for the purpose of paying retirement benefits to Participants of such Participating Subsidiary as set forth above. The amount of assets set aside for such Participating Subsidiary shall be accomplished in a manner consistent with Section 8.4 of this Plan in the event that said setting aside of assets is determined to be a transfer of plan assets within the meaning of Section 401(a)(12) of the Code.

8.4 - MERGER OR CONSOLIDATION; TRANSFER OF PLAN ASSETS.

            (a) This Plan shall not be merged or consolidated with, nor shall its assets or liabilities be transferred to, any other plan unless each Participant in this Plan (if the Plan then terminated) would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had been terminated). Where the foregoing requirement is satisfied, this Plan and Trust may be merged or consolidated with another qualified plan and trust and its assets and liabilities may be transferred to another qualified plan and trust.

            (b) The Committee may in its discretion authorize a plan to plan transfer, provided that such a transfer will meet the requirements of Section 414(l) of the Code and that all other actions legally required are taken. In the event of a transfer of assets from the Plan pursuant to this subsection, any corresponding benefit liabilities shall also be transferred.

                                   ARTICLE IX

                                  MISCELLANEOUS


9.1 - CONTRIBUTIONS NOT RECOVERABLE.

            Except where contributions are permitted or required to be returned to the Company by the provisions of this Plan as permitted or required by ERISA or the Code, it shall be impossible at any time prior to the satisfaction of all liabilities with respect to Participants and their Beneficiaries for any part of the contributions made under this Plan to be used for or diverted to purposes other than the exclusive benefit of Participants or Beneficiaries. Notwithstanding this or any other provision of the Plan, the Company shall be entitled to recover, and the Participants under this Plan shall have no interest in (a) any contribution made under this Plan by a mistake of fact, so long as the contribution is returned within one year after payment and (b) any contributions for which a deduction is disallowed under Section 404 of the Code, so long as contributions are returned to the Company within one year following such disallowance or as permitted or required by ERISA or the Code. In the event of such mistake of fact or disallowance of deductions, contributions shall be returned to the Company, subject to the limitations, if any, of Section 403(c) of ERISA.

9.2 - LIMITATION ON PARTICIPANTS' RIGHTS.

            Participation in this Plan shall not give any Employee the right to be retained as an Employee of the Company or any right or interest under the Plan or Trust other than as herein provided. The Company reserves the right to dismiss any Employee without any liability for any claim against the Trustee, the Trust except to the extent provided in the Trust, the Committee or the Company. All benefits under the Plan shall be provided solely from the assets of the Trust and a Participant shall not have any recourse towards satisfaction of such benefit becoming fixed under the terms of the Plan from other than assets of the Plan or guarantee of benefits hereunder by the Pension Benefit Guaranty Corporation.

9.3 - RECEIPT OR RELEASE.

            Any payment to any Participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Trustee, the Committee and the Company. The Trustee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

9.4 - ALIENATION.

            (a) None of the benefits, payments, proceeds or claims of any Participant or Beneficiary shall be subject to any claim of any creditor and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor, nor shall any such Participant or Beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds which he may expect to receive, contingently or otherwise, under this Plan or the Trust.

            (b) The provisions of this section shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless (1) such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code, or (2) the Committee determines in its discretion to treat any domestic relations order entered before January 1, 1985 as a qualified domestic relations order. The Committee shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. In the event a qualified domestic relations order exists with respect to a benefit payable under the Plan, the benefits otherwise payable to a Participant or Beneficiary shall be payable to the alternate payee specified in the qualified domestic relations order, and such participant's or Beneficiary's benefits under the Plan shall be reduced by the amounts awarded to such alternate payee.

            (c) Notwithstanding the foregoing, the Plan may offset against the accrued benefit of a Participant any amount that the Participant is ordered or required to pay under a judgment, order, decree or settlement agreement described in ERISA Section 206(d)(4), subject to the joint and survivor requirements of ERISA Section 206(d)(4)(C) and ERISA Section 206(d)(5), if applicable.

9.5 - PERSONS UNDER INCAPACITY.

            (a) In the event any amount is payable under the Plan to a person for whom a conservator has been legally appointed, the payment shall be distributed to the duly appointed and currently acting conservator, without any duty on the part of the Committee to supervise or inquire into the application of any funds so paid.

            (b) In the event any amount is payable under the Plan to a minor, payment shall not be made to the minor, but instead shall be paid to that person's then living parent(s) to act as custodian or, if no parent of that person is then living, to a custodian selected by the Committee to hold the funds for the minor under the Uniform Gifts to Minors Act in effect in the jurisdiction in which the minor resides. If no parent is living and the Committee decides not to select another custodian to hold the funds for the minor, then payment shall be made to the duly appointed and currently acting guardian of the estate for the minor or, if no guardian of the estate for the minor is duly appointed and currently acting within 60 days after the date the amount becomes payable, payment shall be deposited with the court having jurisdiction over the estate of the minor.

9.6 - GOVERNING LAW.

            This Plan and the Trust hereby created shall be construed, administered, and governed in all respects under applicable federal law, and to the extent that federal law is inapplicable, under the laws of the State of Delaware; provided, however, that if any provision is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with this Plan's remaining qualified within the meaning of Section 401(a) of the Code. If any provision of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

9.7 - HEADINGS, ETC., NOT PART OF AGREEMENT.

            Headings and subheadings in this Plan are inserted for convenience of reference only and are not to be considered in the construction of the provisions hereof.

9.8 - INSTRUMENT IN COUNTERPARTS.

            This Plan may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument, which may be sufficiently evidenced by any one counterpart.

9.9 - REORGANIZATION OF COMPANY.

            This Plan shall inure to the benefit of, and be binding upon the parties hereto and their successors and assigns. If the Company merges or consolidates with or into a successor, this Plan shall continue in effect unless the successor terminates this Plan.

9.10 - MASCULINE GENDER INCLUDES FEMININE GENDER.

            As used in this Plan, the masculine gender shall include the feminine gender.

9.11 - SPECIAL PROVISIONS CONCERNING FORMER EMPLOYEES OF FRASSE-BASSETT, INC.

            In the case of former employees of Frasse-Bassett, Inc. who became Employees in connection with the acquisition of the assets of Frasse-Bassett, Inc. by EMJ Co. of New England on July 3, 1986, service with Frasse-Bassett, Inc. prior to July 3, 1986 shall be counted as service with the Company for the purposes of eligibility and vesting, but not for purposes of determining benefits.

            IN WITNESS WHEREOF, the Company has caused these presents to be executed by its duly authorized officers this ______ day of ___________________, 20____.

                                    EARLE M. JORGENSEN COMPANY

                                    By ______________________________

                                    By ______________________________

                                   APPENDIX A

                      VOLUNTARY EMPLOYEE CONTRIBUTIONS

            The provisions applicable to the Voluntary Employee Contributions made under the Plan prior to March 1, 1990 were formerly set forth in this Appendix A prior to the January 1, 2000 amendment in toto of the Plan. See Plan Section 4.18.

                                   APPENDIX B

                           415 LIMITATION ON BENEFITS

            Section 5.1 of the Plan shall be construed in accordance with this Appendix B. Unless the context clearly requires otherwise, words and phrases used in this Appendix B shall have the same meanings that are assigned to them under the Plan.

B.1 - DEFINITIONS.

            As used in this Appendix B, the following terms shall have the meanings specified below.

            "Defined Benefit Plan Fraction" shall mean a fraction, the numerator of which is the projected annual benefit (determined as of the close of the relevant Plan Year) of the Participant under all Defined Benefit Plans maintained by one or more Related Companies, and the denominator of which is the lesser of (i) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for the Plan Year, or (ii) the product of
1.4 multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to the Participant for the Plan Year.

            "Defined Contribution Plan Fraction" shall mean a fraction, the numerator of which is the sum of the annual additions to a Participant's accounts under all Defined Contribution Plans maintained by one or more Related Companies, and the denominator of which is the sum of the lesser of (i) or (ii) for such Plan Year and for each prior Plan Year of Service with one or more Related Companies, where (i) is the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for the Plan Year (determined without regard to Section 415(c)(6) of the Code), and (ii) is the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code (or Section 415(c)(7) of the Code, if applicable) with respect to the Participant for the Plan Year. Notwithstanding the foregoing, the numerator of the Defined Contribution Plan Fraction shall be adjusted pursuant to Treasury Regulations 1.415-7(d)(1) and Questions T-6 and T-7 of Internal Revenue
Service Notice 83-10, and Q-3 and Q-14 of Internal Revenue Service Notice
87-21.

            "Section 415 Compensation" shall mean a Participant's earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with an employer maintaining a plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses, and deferrals described in Code Section 415(c)(3)(D)), and excluding the following:

            (a) Company contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

            (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and

            (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

      Compensation for any limitation year is the compensation actually paid or includable in gross income during such year.

            Notwithstanding the foregoing, for Plan Years beginning on or after January 1, 1989, the maximum amount of a Participant's Section 415 Compensation that shall be taken into account under the Plan for any Plan Year ("Maximum Compensation Limitation") shall be $200,000, adjusted at the same time and in the same manner as under Section 415(d) of the Code; provided, however, that the accrued benefit of a Participant as of December 31, 1988 shall not be reduced by reason of the Maximum Compensation Limitation. Furthermore, a Participant's accrued benefit, as calculated after December 31, 1988, shall be the greater of
(1) his accrued benefit calculated under the Plan, as amended to comply with the Maximum Compensation Limitation, using all Benefit Service and Compensation, and
(2) his accrued benefit as of December 31, 1988 plus his accrued benefit calculated under the Plan, as amended to comply with the Maximum Compensation Limitation, using only Benefit Service and Compensation after December 31, 1988.

            Notwithstanding the foregoing, effective as of the later of (i) January 1, 1994, or (ii) the last termination date of any collective bargaining agreement ratified prior to August 10, 1993 which extended the Plan to a group of Employees, the Maximum Compensation Limitation shall be $150,000. For purposes of applying the $150,000 limit, the rules set forth above shall apply, except that (1) "$150,000" shall replace "$200,000" each place it appears, and
(2) adjustments pursuant to Section 415(d) of the Code shall be made in increments of $10,000, pursuant to Section 401(a)(17)(B) of the Code.

            "Social Security Retirement Age" shall mean the age used as the retirement age for the Participant under Section 216(l) of the Social Security Act, except that such section shall be applied without regard to the age increase factor and as if the early retirement age under Section 216(l)(2) of such Act were 62.

B.2 - BASIC LIMITATION.

            Subject to the adjustments hereinafter set forth, the maximum annual amount of retirement benefit payable with respect to a Participant under this Plan shall not exceed the lesser of:

            (a) $90,000, which limitation for each Plan Year shall be adjusted automatically without amendment to the Plan for increases in the cost of living, in accordance with Regulations issued by the Secretary of the Treasury pursuant to the provisions of Section 415(d) of the Code.

            (b) 100% of the Participant's average annual compensation for the three consecutive calendar years during which he was a Participant and had the highest aggregate annual compensation from the Company and all Related Companies.

For purposes of applying the above limitation, benefits payable in any form other than a straight life annuity with no ancillary benefits shall be adjusted, as provided by Treasury Regulations, so that such benefits are the equivalent of a straight life annuity. For purposes of this Appendix, the following benefits shall not be taken into account:

                  (1) any ancillary benefit that is not directly related to retirement income benefits;

                  (2)   the death benefit provided under Section 4.5; and

                  (3)   any other benefit not required under Section
            415(b)(2) of the Code and Regulations thereunder to be taken into account for purposes of the limitation in Section 415(b)(1) of the Code.

            (c) PAYMENT BEFORE AGE 62. In the event that the Participant's retirement benefits become payable before age 62, the $90,000 limitation shall be the Actuarial Equivalent of the limitation for benefits commencing at age 62 in accordance with Section 415(b)(2)(C) of the Code; for purposes of this adjustment, to determine actuarial equivalence, subject to Revenue Ruling 98-1, the adjustment is the greater of (x) an adjustment based on 5% and the mortality table specified in Section 415(b)(2)(E) of the Code or (y) the early retirement factors specified in the Plan that are applicable to the Participant's benefit. Any decrease in the $90,000 limitation determined in accordance with this subsection (c) shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.

            (d) PAYMENT AFTER AGE 62 AND BEFORE SOCIAL SECURITY RETIREMENT AGE. In the event that the Participant's retirement benefits become payable after age 62 and before Social Security Retirement Age, the $90,000 limitation shall be decreased by 5/9ths of 1% for each of the first 36 months and by 5/12ths of 1% for each of the additional months by which benefits commence before the month of the Participant's Social Security Retirement Age, unless the Secretary of the Treasury prescribes a different method of reduction pursuant to Section 415(b)(2)(C) of the Code.

            (e) PAYMENT AFTER SOCIAL SECURITY RETIREMENT AGE. In the event that the Participant's retirement benefits become payable after the Participant's Social Security

Retirement Age, the $90,000 limitation shall be increased to provide the Actuarial Equivalent of an annual benefit equal to such limitation beginning at the Participant's Social Security Retirement Age, in accordance with
Section 415(b)(2)(D) of the Code; for the purposes of this adjustment, to determine actuarial equivalence, subject to Revenue Ruling 98-1, the adjustment is the lesser of (x) an adjustment based on 5% and the mortality table specified in Section 415(b)(2)(E) of the Code or (y) the late retirement factors specified in the Plan that are applicable to the Participant's benefit. Any increase in the $90,000 limitation determined in accordance with this subsection (e) shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.

B.3 - PARTICIPATION IN OTHER DEFINED BENEFIT PLANS.

            The limitation of this Appendix with respect to any Participant who at any time has been a Participant in any other Defined Benefit Plan maintained by the Company or a Related Company shall apply as if the total benefits payable under all Defined Benefit Plans in which the Participant has been a participant were payable from one plan.

B.4 - BENEFITS NOT IN EXCESS OF $10,000.

            The provisions of Sections B.1 and B.2 shall not apply to any Participant who has not at any time participated in any Defined Contribution Plan maintained by the Company or any Related Company if his total annual retirement benefit computed without regard to such Sections in any year is not in excess of $10,000.

B.5 - LESS THAN 10 YEARS OF SERVICE OR PARTICIPATION.

            (a) If a Participant has completed less than 10 years of participation in the Plan, the dollar limitation in Section 5.1(a) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of the Participant's years of participation (or part thereof) in the Plan and the denominator of which is 10.

            (b) If a Participant has completed less than 10 Years of Vesting Service with the Company, the compensation limitation of Section 5.1(b), the limitation of Section B.4, and the limitation of Section B.6 shall be adjusted by multiplying such amounts by a fraction, the numerator of which is the Participant's Years of Vesting Service (or part thereof) with the Company and the denominator of which is 10.

            (c) In no event shall subsections (a) or (b) of this Section B.5 reduce the dollar or compensation limitations of Section 5.1, or the limitation of Section B.4, to an amount less than 1/10 of such limitation (determined without regard to this Section B.5).

            (d)  To the extent that Treasury regulations provide, this Section
B.5 shall be applied separately with respect to each change in the benefit structure of the Plan.

B.6 - PARTICIPATION IN DEFINED CONTRIBUTION PLAN.

            Only with respect to limitation years beginning on or before January 1, 2000, in any case where a Participant under this Plan is also a Participant in a Defined Contribution Plan maintained by the Company or any Related Company, the sum of Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction shall not exceed 1.0.

B.7 - REDUCTION OF BENEFITS.

            Reduction of benefits and/or contributions to all plans, where required, shall be accomplished by first reducing the Participant's benefit under this Plan or any Defined Benefit Plans in which he participates (in such priority as shall be determined by the Company and the administrators of such other plans) and, next, by reducing contributions or allocating excess forfeitures for defined contribution plans in the manner and priority set forth in such plans, or if not set forth therein, in the manner and priority established by the Company and the administrators of such plans; provided, however, that necessary reductions may be made in a different manner and priority pursuant to the agreement of the Company and the administrators of all other plans covering such Participant.

B.8 - SPECIAL RULES FOR PARTICIPANTS IN DEFINED BENEFIT PLANS IN EXISTENCE ON JULY 1, 1982 AND JANUARY 1, 1987.

            (a) Notwithstanding anything in this Appendix to the contrary, the maximum annual amount of retirement income payable with respect to a Participant in this Plan or in any other Defined Benefit Plan maintained by the Company or a Related Company and in existence on July 1, 1982, shall not be less than the protected "current accrued benefit," payable annually, provided for under question T-3 of Internal Revenue Service Notice 83-10.

            (b) If the Current Accrued Benefit of an individual who is a Participant as of January 1, 1987 exceeds the benefit limitations under Section 415(b) of the Code, then for purposes of Section 415(b) of the Code, the limitation of Section 415(b)(1)(A) of the Code with respect to such individual shall be equal to such Current Accrued Benefit. For purposes of this subsection
(b), "Current Accrued Benefit" shall mean a Participant's accrued benefit under the Plan, determined as if the Participant had separated from service as of December 31, 1986, expressed as annual benefit within the meaning of Section 415(b)(2) of the Code. The amount of a Participant's Current Accrued Benefit shall be determined by disregarding any change in the limits provided in Section 415 of the Code to the extent such change is made inapplicable to the prior accrued benefit of a Participant.

                                 APPENDIX C

             PARTICIPANTS IN THE C.A. ROBERTS CO. PENSION PLAN

            Words or phrases used in this Appendix C shall have the same meanings that are assigned to them under the Plan.

            C.1 - DEFINITIONS.

            As used in this Appendix C, the following terms shall have the meanings specified below:

            "Roberts Participant" shall mean a Participant who was a participant in the Roberts Plan on December 31, 1997.

            "Roberts Plan" shall mean the C.A. Roberts Co. Pension Plan as in effect on December 31, 1997.

            C.2 - PARTICIPATION.

            Each participant in the Roberts Plan on December 31, 1997 shall become a Participant in this Plan on January 1, 1998. Any service or compensation of a Roberts Participant while a participant in the Roberts Plan shall be taken into account under this Plan as if he were a Participant in this Plan at that time.

            C.3 - RETIREMENT BENEFITS.

            (a) The benefit of a Roberts Participant who terminated employment with the Company on or before December 31, 1997 shall be determined in accordance with the provisions of the Roberts Plan as in effect at the time of such termination of employment.

            (b) The Normal Retirement Benefit of a Roberts Participant who terminates employment with the Company after December 31, 1997 shall be equal to the greater of:

            (1) his Normal Retirement Benefit under the Roberts Plan as of December 31, 1997 (which has been calculated and set forth in Exhibit 1 to this Appendix C); or

            (2) his Normal Retirement Benefit determined under the other provisions of this Plan.

            C.4 - OPTIONAL FORMS OF BENEFIT.

            (a) A Roberts Participant may elect, in addition to the optional forms of benefit set forth in Section 4.8, and subject to Section 4.5, to receive that portion of his accrued benefit that is equal to the benefit set forth in Exhibit 1 to this Appendix C in one of the following optional forms:

            (1) A monthly pension amount payable to the Roberts Participant for his lifetime and, in the event of his death before the end of the 10-year period commencing with the pension commencement date, the same monthly pension amount shall be payable for the remainder of such 10-year period to the Beneficiary designated by the Roberts Participant in a writing filed with the Committee before his death.

            (2) Monthly installments of substantially equal amounts payable to the Roberts Participant (or his Beneficiary if the Roberts Participant is deceased) over a period of 10 years.

            (3)   A single sum.

            (b)   If a Roberts Participant makes an election under subsection
(a) above, and the Actuarial Equivalent of the remaining portion of his benefit that is not subject to such election is $5,000 or less, then such Roberts Participant may elect, in addition to the optional forms of benefit set forth in Section 4.8, subject to Section 4.5, to receive such remaining portion of his accrued benefit in the form of a single sum.

            (c) A Roberts Participant who becomes entitled to receive a monthly pension under the Plan before attaining his 65th birthday may elect to have the Actuarial Equivalent of such pension paid to him in such manner that the monthly pension payable to him prior to his 65th birthday shall be increased in order that he may receive, insofar as practicable, a constant total monthly amount for his pension under this Plan and from his federal Social Security benefits from the date of his retirement for the remainder of his life.

            (d) The surviving spouse of a Roberts Participant may elect that any benefit payable to the surviving spouse as a result of the death of the Roberts Participant shall be paid in the form of a single sum.

                                 APPENDIX C

             PARTICIPANTS IN THE C.A. ROBERTS CO. PENSION PLAN

                                                                       EXHIBIT I

Accrued Benefits under C. A. Roberts Co. Pension Plan on December 31, 1997



                                                    Monthly Benefit at
                                                         12/31/97
 183-509-194   Alfonsi,  Anthony                         $191.39
 195-521-451   Arbuthnot, John                             63.81
 173-345-220   Bunting, John                            1,082.24
 210-484-077   Colella, Robert                            170.86
 208-469-088   Devlin, Mark                               473.60
 500-646-735   England, Andrew                             21.24
 316-564-635   Fines, Gary                                450.86
 511-585-956   Ford, Loren                                 27.42
 424-600-057   Franklin, George                         1,009.82
 424-624-707   Franklin, Lonnie                           733.50
 176-308-490   Howells, William                           684.14
 510-608-136   Jones, Jeffrey                              43.35
 197-508-178   Kelly, James                                51.29
 353-325-360   Kunsman, James E                           753.11
 167-346-965   Lalli, Albert                              683.37
 338-425-628   Lipscomb, Nathaniel                        456.00
 347-463-355   Maggette, Jimmie                            28.75
 341-421-385   Mc Cullough Jr, Gordon                      58.65
 306-522-851   Messmer, Stephen                           118.46
 583-012-744   Morales, Jose L                            190.62
 159-308-489   Napoli, Michael                            122.40
 452-603-005   Olson, William A                            48.33
 431-825-902   Ray, Bobby                                  11.67
 311-682-475   Richardson, Kevin                           83.45
 348-562-629   Rose Jr, Ronald                            265.32
 090-286-494   Russian, Robert                             84.09
 327-469-279   Santiago, Juan R                           261.93
 327-465-379   Schall, Alan                                32.50
 429-924-191   Spratt, Freddie J                          749.61
 178-442-076   Streeper, John                             438.80
 321-346-208   Walker, Earl D                           1,573.67
 466-528-460   West, Gary                                 778.31
 487-409-651   Whitener, Willis                            12.08


                                   APPENDIX D



BARGAINING UNIT BENEFIT RATE
--------------------------------------------------------------------------
                                                    BENEFIT  EFFECTIVE
BRANCH LOCATION          BARGAINING UNIT            RATE     DATE
--------------------------------------------------------------------------
Boston                   Steelworkers - 3746        $35      1/1/99
--------------------------------------------------------------------------
Chicago                  Teamsters Local 714W       $35      1/1/99

                                                    $37      9/1/00
--------------------------------------------------------------------------
Cleveland                Steelworkers - 6037-4      $35      1/1/99

                                                    $36      11/1/00
--------------------------------------------------------------------------
Cleveland Plate          Steelworkers - 6037-2      $35      1/1/99

                                                    $38      7/1/01
--------------------------------------------------------------------------
Dallas & Dallas Plate    Teamsters Local 745        $35      1/1/99

                                                    $40      5/5/01
--------------------------------------------------------------------------
St. Louis                Teamsters Local 610        $35      1/1/99

                                                    $40      9/1/00
--------------------------------------------------------------------------





GRANDFATHER BENEFITS REMAINING AT DECEMBER 31, 2000



                                          Monthly
                                          Benefit as of
                                          12/31/98
                                          -------------
###-##-####       Walker, Earl D.         $1,573.67







                                     D-1